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                                                                    Exhibit 10.1

                                                          CONFIDENTIAL TREATMENT
                                    GTC Biotherapeutics, Inc. has requested that
                                the marked portions of this document be accorded
                                   confidential treatment pursuant to Rule 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT


                                    AGREEMENT

                           RELATING TO THE PRODUCTION

                                       OF

                         CLARIFIED GOAT MILK CONTAINING

                       RECOMBINANT HUMAN ALPHA FETOPROTEIN


                                 BY AND BETWEEN


                            GTC BIOTHERAPEUTICS, INC.
                           A MASSACHUSETTS CORPORATION


                                       AND


                         MERRIMACK PHARMACEUTICALS, INC.
                           A MASSACHUSETTS CORPORATION


                                  JUNE 27, 2003

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                                                                               2

     THIS AGREEMENT (the "Agreement") is made this 27th day of June, 2003 (the "Effective Date"), by and between MERRIMACK PHARMACEUTICALS, INC., a Massachusetts corporation ("Merrimack") located at 101 Binney Street, Cambridge, MA 02142 and GTC BIOTHERAPEUTICS, INC., a Massachusetts corporation ("GTC") located at 175 Crossing Boulevard, Framingham, MA 01702. (GTC and Merrimack each individually a "Party" and collectively the "Parties").

     WHEREAS, Merrimack, the successor-in-interest to Atlantic
Biopharmaceuticals, Inc. ("ABI"), is a biotechnology company actively involved in the development of recombinant human alpha fetoprotein); and

     WHEREAS, GTC is a leader in the development of therapeutic proteins in the milk of transgenic animals;

     WHEREAS, on May 11, 1999, ABI and GTC entered into an agreement under which GTC was to conduct a mouse feasibility study of human alpha fetoprotein (the "May 1999 Agreement"); and

     WHEREAS, on February 12, 2001, ABI and GTC entered into an agreement for the generation of goats transgenic for human alpha fetoprotein expressed in milk (the "February 2001 Agreement" and together with the May 1999 Agreement, the "Initial Agreements"); and

     WHEREAS, in order to more fully exploit the opportunities for the commercialization of rhAFP, Merrimack and GTC wish to enter into a strategic alliance for the purpose of producing rhAFP in the milk of transgenic animals for Merrimack's use in pre-clinical studies, clinical trials and commercial distribution (the "Project"), to be implemented in three stages through a series of Definitive Agreements between the Parties as more fully described below; and

     WHEREAS, Merrimack and GTC also wish to arrange for the production of Clinical Grade AFP (as defined below) through the purification of Clarified Milk by GTC, on terms set forth herein; and

     WHEREAS, all payments and compensation under this agreement shall be in United States dollars ("USD").

     NOW THEREFORE, in consideration of the premises and agreements herein contained, and intending to be bound hereby, the Parties hereto hereby agree as set forth below.

     1.1 PRIOR AGREEMENTS. Except as otherwise stated herein, the Initial Agreements between the Parties are hereby terminated; provided however, that such terms of these Initial Agreements that were intended to survive any termination thereof

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shall remain in full force and effect. For the avoidance of doubt, the provisions in the Initial Agreements relating to the payment of royalties from Merrimack to GTC are terminated and replaced with the provisions of
Section 9 of this Agreement. The Purification Agreement, dated December 27, 2002, between the Parties is hereby modified such that the provisions of the Purification Agreement executed between the Parties and attached and incorporated herein by reference as Appendix IV remain in full force and effect, as modified, with all other provisions being terminated and replaced in their entirety with the terms of this Agreement. In the event of any conflict the terms and provisions of this Agreement are controlling.

     1.2 EXCLUSIVITY. The Parties agree during the term of this Agreement the commercial production of any rhAFP in the milk, other bodily fluid or tissue of transgenic animals by or on behalf of Merrimack or its Affiliates, will be done exclusively by GTC pursuant to this Agreement.


     1.3 DEFINITIONS. For purposes of this Agreement the following terms shall have the meaning set forth below:

"AFFILIATE"           Shall mean any corporation that controls, is controlled
                      by, or is under common control with a Party hereto. A corporation shall be regarded as in control of another corporation if it owns or directly or indirectly controls at least fifty (50%) of the voting stock of the other corporation, or in the absence of the ownership of at least fifty percent (50%) of the voting stock, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation.

"BIOPHARMACEUTICAL"   Means any medicinal drug, therapeutic, vaccine or any
                      medically useful composition whose origin, synthesis, or manufacture involves the use of microorganisms, recombinant animals (including, without limitation, chimeric or transgenic animals), nuclear transfer, microinjection, or cell culture techniques.

"BREEDING DATE"       Shall mean the date upon which GTC commenced breeding of
                      the Founder Goats. [*****].

"BUSINESS DAY"        Shall mean any day on which the banks are open for
                      commercial banking business in the Commonwealth of Massachusetts.

"CELL LINES"          Shall mean the transfected cells used for the development
                      of the transgenic Founder Goats and containing the DNA sequence encoding rhAFP and/or the cells derived from tissue samples from a transgenic goat containing the DNA sequence encoding rhAFP.

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"CHANGE IN            Shall mean (i) the acquisition of ownership, directly or
CONTROL" indirectly, beneficially or of record, by any person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of GTC, (ii) a merger or similar combination after which 50% or more of the voting stock of the surviving corporation is held by persons who were not stockholders of GTC immediately prior to such merger or combination (iii) occupation of a majority of the seats on the Board of Directors of GTC by persons who were neither (A) nominated by the independent Directors of GTC or a committee thereof (as determined pursuant to the rules of the securities exchange on which GTC's shares, as then in effect) are listed nor (B) appointed by directors so nominated, or (iii) the acquisition of the power to directly or indirectly direct or cause the direction of the management or policies of GTC, whether through the ability to exercise voting power, by contract or otherwise.


"CHARACTERIZATION     Shall mean analytical and microbiological techniques
AND RELEASE           employed to evaluate the agreed upon attributes of rhAFP
ASSAYS"               in Clarified Milk, as described in Appendix III, and bulk
                      rhAFP drug substance as described in Appendix V.

"CLARIFIED MILK"      Shall mean the milk of Transgenic Goats that contains
                      rhAFP and that has been processed to remove [*****] allowing further processing to recover rhAFP.

"CLARIFICATION        Shall mean technology, methods or Know-How for purifying,
TECHNOLOGY"           treating, [*****] filtering, clarifying, [*****]so as to
                      enable the production of a Clarified Milk product containing rhAFP. This does not include the production of a recombinant protein in the milk of a transgenic animal.


"CLINICAL GRADE       Shall mean rhAFP that has been produced by GTC pursuant to
rHAFP"                this Agreement and, using the Characterization and Release
                      Assays, is determined by the Parties to be suitable for use by Merrimack in clinical trials including First in Man
                      Trials.

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COMMERCIALIZATION     Shall mean the date of first regulatory approval of a
                      Transgenic rhAFP product in either the United States or Europe.

"CONCENTRATION        Shall mean the Enzyme-Linked Immunosorbant Assay (ELISA)
ASSAY"                for the quantitative measurement of alpha fetoprotein
                      (AFP) using the [*****] or any other such assay as mutually agreed by the parties in the future with appropriate calibration and use of purified rhAFP reference standards as internal controls.

"FIELD OF             Shall mean the production of rhAFP in a Clarified Milk
INTEREST"             product of a transgenic animal and/or the means to process that Clarified Milk into a form of rhAFP useful as a Biopharmaceutical.

"FIRST IN MAN         Shall mean initial human clinical trials, conducted by
TRIALS"               Merrimack that are approved by an institutional review
                      board and performed in normal healthy volunteers (or subjects) for purposes of establishing safety, pharmacokinetics and/or pharmacodynamics of rhAFP administered by one or more routes of administration.

"FIRST PRODUCTION     Shall mean the date that is 90 days after the date upon
DATE"                 which GTC completes the production of a total of [*****]
                      of rhAFP in Clarified Milk from the hormonal induction and/or natural lactation of the Founder Goats, such quantity to be determined using the Concentration Assay.

"FOUNDER GOATS"       Shall mean the two female Transgenic Goats produced by GTC pursuant to the February 2001 Agreement, [*****].

"HOLD POINT           Shall mean those studies performed by GTC to establish a
STUDIES"              time period in which rhAFP in Clarified Milk can be stored under defined conditions (as mutually agreed by the parties) with substantially all of the rhAFP still meeting the definition of Clinical Grade rhAFP when purified.

"IMPROVEMENTS"        Shall mean any improvement, enhancement or modification of a product or process described in a patent or patent application owned, controlled licensed or assigned to one of the Parties.

"IMPROVEMENT          Any patents and/or patent applications relating to or
PATENTS"              claiming any Improvement.

"INVENTION"           Includes any invention, discovery, work of authorship,
                      software, information or data, patentable or unpatentable, that is conceived, developed or reduced to practice in the course of the services provided pursuant to this Agreement specifically excluding, however, any of either

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                      Party's pre-existing assays, techniques, compositions,
                      methods or processes. A "Patentable Invention" for purposes of this Agreement is an Invention that passes the tests of the 1952 Patent Code with regard to satisfying the key statutory legal tests of novelty, utility and non-obviousness.

"INTELLECTUAL         Shall mean any patent or patent application, Know-How,
PROPERTY"             development or other Confidential Information, including
                      but not limited to ideas, concepts, unpatented inventions, trade secrets, drawings, designs, models, specifications, formulae, data, processes, procedures and techniques.

"KNOW-HOW"            Shall mean all technical information, unpatented
                      inventions, manufacturing secrets, practical experience, secret processes, formulae, manufacturing procedures, methods and materials relating to the Field of Interest.


"NET REVENUE"         Shall mean the gross amount received by Merrimack and/or
                      its Affiliates from the commercial sale of its rhAFP
                      Product to a person or entity or the grant of rights to sell or distribute its Transgenic rhAFP Product. These amounts shall include all royalty payments to Merrimack or its Affiliates, milestone payments received by Merrimack or its Affiliates or any other payments received by Merrimack (except for payments for research and development activities) less the following:
                              (i)    customary trade, quantity, or cash
                                        discounts to the extent actually allowed and taken;
                              (ii)   amounts repaid or credited by reason of
                                        rejection or return;
                              (iii)  to the extent separately stated on purchase
                                        orders, invoices, or other documents of
                                        sale, any taxes or other governmental
                                        charges levied on the production, sale,
                                        transportation, delivery, or use of a
                                        Transgenic rhAFP Product which is paid
                                        by or on behalf of Merrimack; and
                              (iv)   outbound transportation costs prepaid or
                                        allowed and costs of insurance in
                                        transit.

                      Net Revenue may be received by Merrimack either before or after Commercialization.

                      No deductions shall be made for commissions paid to individuals whether they are with an independent sales agency or regularly employed by Merrimack and on its payroll, or for cost of collections.


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                      In the case of sales of a product that contains a
                      Transgenic rhAFP Product and at least one other essential functional component, (hereinafter, "Combination Product"), Net Revenue mean the gross amount received by Merrimack and its Affiliates on sales of the Combination Product, less the deductions set forth above, multiplied by a pro-ration factor that is determined as follows:

                              (i)    If all components of the Combination
                                        Product are sold separately, the
                                        pro-ration factor shall be determined by the formula [A/(A+B)], where A is the aggregate gross sales price of an rhAFP product when sold separately from all other essential functional components, and B is the aggregate gross sales price of the other essential functional components when sold separately from the Transgenic rhAFP Product; or

                              (ii)   If all components of the Combination
                                        Product are not sold separately, the
                                        pro-ration factor shall be determined by the formula [V/(V+D)], where V is the value of a Transgenic rhAFP Product, and D is the value of the other essential functional components, each being determined by agreement in good faith by Merrimack and GTC.

    "NET PARTNER
    SALES" Shall mean the gross amount or any other payment received by a Partner for the sale of a Transgenic rhAFP Product to any person, firm or entity other than Merrimack or an Affiliate of Merrimack or such Partner, less the following:
                              (i)    customary trade, quantity, or cash
                                        discounts to the extent actually allowed and taken;
                              (ii)   amounts repaid or credited by reason of
                                        rejection or return;
                              (iii)  to the extent separately stated on purchase
                                        orders, invoices, or other documents of
                                        sale, any taxes or other governmental
                                        charges levied on the production, sale,
                                        transportation, delivery, or use of a
                                        Transgenic rhAFP Product which is paid
                                        by or on behalf of such Partner; and
                              (iv)   outbound transportation costs prepaid or
                                        allowed and costs of insurance in
                                        transit; and
                              (v)    any transfer price payable to GTC or any
                                        of its Affiliates for the purchase of a
                                        Transgenic rhAFP Product by such Partner or any of its Affiliates.

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                      No deductions shall be made for commissions paid to
                      individuals whether they be with independent sales agencies or regularly employed by such Partner and on its payroll, or for cost of collections.

                      In the case of a Combination Product, Net Partner Sales shall be calculated in the same manner as is used to calculate Net Revenues in connection with such Combination Product.


"NUCLEAR TRANSFER     Shall mean the process of reconstructing an oocyte for the
       PROCESSES"     purpose of creating a viable embryo and, ultimately, an
                      animal that produces a recombinant protein (in this case rhAFP).

"PARTNER"             Shall mean a firm or entity with a contractual
                      relationship with Merrimack or any of its Affiliates, which contractual relationship provides for the Partner to market, sell or distribute a Transgenic rhAFP Product anywhere in the world.

"PHASE II TRIALS"     Shall mean clinical studies of rhAFP that are designed to
                      explore and assess the pharmacokinetics, pharmacodynamics, safety and/or efficacy of rhAFP in patients with the disease or condition under study. Such trials, depending on design features, may be considered adequate and well-controlled and a pivotal study.

"PHASE III TRIALS"    Shall mean one or more adequate and well-controlled
                      clinical trials, conducted by Merrimack, that are designed to demonstrate efficacy of rhAFP and refine the safety profile in the patient population to be treated.

"PIVOTAL STUDIES"     Shall mean one or more adequate and well-controlled
                      clinical trials conducted by Merrimack for purposes of establishing efficacy of rhAFP.

"PURIFICATION         Shall mean technology, Inventions, methods or Know-How for
TECHNOLOGY"           purifying rhAFP from Clarified Milk.


"rHAFP"               Shall mean recombinant human non-glycosolated Alpha
                      Fetoprotein.

"STAGE 1 ACTIVITIES"  The activities to be performed by the Parties during the first stage of the Project ("Stage 1") as set forth in
                      Section 2.1 hereof.

"STAGE 2 ACTIVITIES"  The activities to be performed by the Parties during the second stage of the Project ("Stage 2") as set forth in
                      Section 2.2 hereof.

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"STAGE 3 ACTIVITIES"  The activities to be performed by the Parties during the third stage of the Project ("Stage 3") as set forth in
                      Section 2.3 hereof.

"SUBORDINATED         Shall mean (i) debt of Merrimack which is subordinated in
   DEBT"              right of payment to amounts owed to GTC under the
                      provision of Section 6.3 or under a promissory note in favor of GTC, or (ii) debt with respect to accounts payable and accrued expenses occurring in the normal course of business.

"TRANSGENIC           Shall mean those genetic materials that can be used in
BANK"                 establishing a continuous source of the transgenic founder line including, but not limited to Cell Lines, embryos and/or the semen of a limited number of highly characterized transgenic goats, their offspring and transgenic goats that have had a series of tests to confirm their genetic profiles and have been determined to carry in their genome the DNA encoding rhAFP.

"TRANSGENIC GOATS"    Shall mean goats which carry the heterologous DNA encoding human alpha fetoprotein.

"TRANSGENIC rHAFP
PRODUCT" Shall mean any rhAFP produced using any of GTC's Intellectual Property and/or originally derived or produced from the use of Improvements in the GTC Intellectual Property.

"TRANSGENIC           Shall mean Know-How, Intellectual Property and practices
TECHNOLOGY"           for the production of recombinant proteins in the milk of
                      transgenic animals and the development of such animals, also included is enabling the production of a transgenic animal such an animal being capable of producing a target recombinant protein in its milk.

"VALID CLAIM"         Means with respect to the claim of a Patent Right licensed under this Agreement, a claim that has not been held permanently invalid or otherwise unenforceable by a court of competent jurisdiction whose holding is not appealable or is not appealed within the time allowed for appeal.


     2. PROJECT ACTIVITIES The Parties shall undertake the Project in three separate and distinct stages as follows. As of the Effective Date of this exclusive Agreement, the Parties have agreed on Stage 1 Activities and the consideration to be paid therefore. The Stage 2 Activities and Stage 3 Activities have not yet been finally agreed upon by the Parties. If the Parties decide to extend the term of this Agreement in order to carry out the Stage 2 Activities and the Stage 3 Activities, the Parties shall agree on the activities to be undertaken, the time frame within which to complete those activities and the consideration to be paid. The Parties hereby agree to negotiate in good faith regarding the establishment of mutually acceptable contracts for the completion of Stage 2 and 3 activities.

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          2.1    STAGE 1 ACTIVITIES. In Stage 1, GTC and Merrimack each agree to undertake the following activities primarily related to the production by GTC of Clarified Milk containing rhAFP. If an event or milestone provided below has been completed it will be so indicated.

          GTC WILL:

                 2.1.1 Develop a bench scale milk clarification process for rhAFP produced in the milk of Transgenic Goats (an activity which has previously been completed by
                         GTC)[completed[*****];

                 2.1.2 Develop the Concentration Assay protocol (including calibration and use of purified rhAFP reference standards as internal control), as agreed to by both Parties, to quantify rhAFP in Clarified Milk [completed [*****];

                 2.1.3 Establish and/or qualify appropriate Characterization and Release Assays to support the development of a clarification process for rhAFP in milk, as agreed to by both Parties as described in Appendix III [completed [*****];

                 2.1.4 Conduct Hold Point Studies to define a period of time during which rhAFP in Clarified Milk can be stored in defined conditions, as agreed to by the Parties;

                 2.1.5 Induce the Founder Goats to lactate through hormonal manipulation as contemplated by this Agreement [completed [*****];

                 2.1.6   Breed the Founder Goats [completed [*****];

                 2.1.7 On or before June 30, 2003, produce not less than [*****] grams of rhAFP in Clarified Milk from the hormonal induction and/or natural lactation of the Founder Goats, such quantity to be determined using the Concentration Assay [completed [*****];

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                 2.1.8   Produce for Merrimack an additional [*****] grams of
                         rhAFP in Clarified Milk from the natural lactation of the Founder Goats, such quantity to be determined using the Concentration Assay;

                 2.1.9 Generate a herd of at least [*****] Transgenic Goats from the selected Founder Goats through the Nuclear Transfer Process;

                 2.1.10 Breed Female Transgenic Goats for the production of milk from natural lactation;


                 2.1.11 Produce the next [*****] grams of Clinical Grade rhAFP in Clarified Milk from the natural lactation of the Founder Goats and Transgenic Goats generated by the Nuclear Transfer Process, such quantity to be determined using the Concentration Assay;

                 2.1.12 Produce the next [*****] grams of Clinical Grade rhAFP in Clarified Milk from the natural lactation of the Founder Goats and Transgenic Goats generated by the Nuclear Transfer Process, such quantity to be determined using the Concentration Assay.

     MERRIMACK WILL:

                 2.1.15 Perform analytical studies as deemed necessary and appropriate by Merrimack to support GTC's process development activities; and

                 2.1.16 Perform First in Man Trials with Clinical Grade AFP[*****], provided that GTC complies with its obligations set forth in Section 2.1.7 above and in Appendix IV hereof. Merrimack will share all data with GTC on a confidential basis and will acknowledge GTC as the source of the material used in those trials.

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     GTC AND MERRIMACK WILL JOINTLY:

                 2.1.17 Prior to September 28, 2003 the Parties shall initiate good faith negotiations regarding the establishment of a mutually acceptable agreement that will finalize the terms under which the Stage 2 Activities will be carried out;

                 2.1.18 If the Parties agree to Stage 2 Activities and extend the initial Term of this Agreement, within 90 days after treatment of the last patient enrolled in Phase II Trials, the Parties will negotiate, in good faith regarding the establishment of an agreement for Stage 3 Activities; and

                 2.1.19 The Parties will establish a Steering Committee consisting of at least three (3) members from each company to review the program on a quarterly basis. Each company will be entitled to equal representation on such committee, with the committee chairman selected by Merrimack.

            2.2 STAGE 2 ACTIVITIES In Stage 2, it is contemplated that GTC and Merrimack will undertake the following activities primarily related to the production by GTC of rhAFP intended for use in clinical trials by Merrimack.

          GTC WILL:

                 2.2.1 Develop and validate dedicated housing, milking and clarification facilities and equipment for the production of rhAFP in Clarified Milk;

                 2.2.2 Scale-up and transfer the milk clarification process for rhAFP in order to ensure that the process is suitable to meet the production requirements applicable to Stage 2 of the Project; and

                 2.2.3 Produce [*****] of rhAFP in Clarified Milk, such quantity to be determined using the Concentration Assay. Production to be undertaken at Merrimack's direction. Beginning in January 2004, Merrimack will provide GTC with rolling 6 month estimates of production needs (six (6) month lead time on production start, not delivery date). [*****] (see also Section
                         6.7.4.1 and Purification agreement Sections I(o) and II(s)).
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     MERRIMACK WILL:

                 2.2.4 In the normal course of Merrimack's clinical development activities relating to rhAFP, it shall use commercially reasonable efforts to carry out Pivotal Studies and make a regulatory submission using Transgenic rhAFP Product produced by GTC at the earliest possible date; and

                 2.2.5 Provide GTC with six (6) month rolling production projections as required by GTC for the purposes of scale-up and production planning.

            2.3 STAGE 3 ACTIVITIES. In Stage 3, it is contemplated that GTC and Merrimack will undertake the following activities primarily related to the production by GTC of commercial quantities of rhAFP in Clarified Milk for Merrimack.

     GTC WILL:

                 2.3.1 Design, build and validate dedicated housing, milking and clarification facilities and equipment;

                 2.3.2 Scale-up and transfer the milk clarification process for production of commercial quantities of rhAFP;

                 2.3.3   Scale-up the female Transgenic Goat herd; and

                 2.3.4 Produce commercial quantities of rhAFP in Clarified Milk according to Merrimack's commercial product projections as provided by Merrimack to GTC.

            2.4 PURIFICATION ACTIVITIES. In addition to the Project activities set forth above, the Parties agree to carry out the purification activities set forth in Appendix IV hereto.


     3.   PROJECT PERFORMANCE

          3.1 GENERAL PROVISIONS. Merrimack and GTC shall use their respective diligent efforts to complete each stage of the Project that is the subject of a Definitive Agreement and to perform the tasks described herein. Merrimack and GTC each recognize the importance of the objectives and overall timing of the Project and the key transgenic development events as set forth in Section 8 hereof and agree to use their respective diligent efforts to achieve the objectives of the Project as set forth herein with one another. Throughout the Project, Merrimack shall have the right to have one of its employees located on GTC's premises in Framingham, Massachusetts in order to observe the progress of the Project. Such person shall execute the appropriate Confidentiality

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Agreements and shall comply with all reasonable directions of a GTC employee designated to supervise such observation, and shall complete any necessary training or safety education classes as determined by GTC, in its sole discretion. Merrimack shall indemnify and hold GTC harmless from and against any liabilities or damages caused by such Merrimack employee.

          3.2 COMPLIANCE WITH LAWS; GMPs AND GLPs. Merrimack and GTC shall work together in order to conduct the Project in conformance with the applicable requirements of the FDA and otherwise in compliance with all laws, ordinances and governmental rules or regulations pertaining thereto. All rhAFP produced and processes developed by GTC hereunder will be developed and prepared in accordance with all applicable current FDA Good Manufacturing Practices ("GMPs") and Good Laboratory Practices ("GLPs"), as each may be in effect from time to time.

          3.3 PRESERVATION OF FOUNDER GOATS, TRANSGENIC GOATS AND TRANSGENIC BANK. GTC shall use best reasonable efforts to preserve the rhAFP Founder Goats, Transgenic Goats and Transgenic Bank through the term of the Project. GTC has established general guidelines for herd health, biosecurity, semen cryopreservation and disaster recovery[*****], which guidelines will be used by GTC to manage the health, safety and viability of the Transgenic Goats during the term of the Project. Key elements of the GTC herd health management guidelines are as follows; i) maintaining a certified scrapie-free herd; ii) applying good husbandry practices coupled with quality standards of traceability and audit; iii) maintaining current biosecurity measures intended to help prevent ingress of infectious viruses, bacteria, and prions, toxins and any other agents that may adversely affect the health or well being of an animal;
iv) disease monitoring procedures to assure maintenance of health standards; v) regular reviewing and modification (when appropriate) of herd health management systems. During the Project, GTC shall also maintain and preserve elements of the Transgenic Bank in separate locations as follows; [*****]. GTC shall also separate the Transgenic Goats on site in at least two locations as is practical during the early stages of the Project to minimize the risk of herd loss due to unforeseen events. Transgenic Goat dispersal practices are defined in GTC's Standard Farm Practice Manual. Additionally, upon development of a commercial herd for the supply of rhAFP for commercial sale by Merrimack, GTC and Merrimack shall agree to maintain a subset of the commercial herd, as determined to be appropriate by GTC, in a location separate from the commercial production site. Merrimack shall have reasonable access to the above guidelines and associated documents.

     4. PROJECT REPORTS. GTC will keep Merrimack advised of the status of the Project through telephone conversations and meetings as the same may be reasonably requested from time to time by Merrimack. In addition, GTC will complete a final report relative to each stage of the Project within sixty (60) days of the completion of the activities to be undertaken during each such stage.

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     5.   PROJECT RECORDS. GTC will maintain records of the status and progress of the Project that are accurate and appropriate for initiating, scaling, and manufacturing a Biopharmaceutical for clinical studies, and as applicable, commercial distribution. Copies of all correspondence or documentation prepared by GTC in connection with GTC's compliance with any GMPs, GLPs or any other applicable law, rule or regulation whether relating to the Project or otherwise (collectively, the "Regulatory Documentation") will be retained by GTC and made available for Merrimack's audit and review during normal business hours at the offices of GTC at 175 Crossing Boulevard, Framingham, Massachusetts, five (5) business days after GTC's receipt of a written request to do so from Merrimack. Additionally, GTC shall make the Regulatory Documentation available to Merrimack at Merrimack's request, in order to allow Merrimack to complete any regulatory filings on its own behalf or in connection with any assignment of this Agreement by GTC pursuant to Section Section 15 hereof. GTC will not destroy any records relating to the Project without submitting written notice allowing Merrimack the opportunity to further maintain such records.

     6.     CONSIDERATION

            6.1 CONSIDERATION FOR WORK PERFORMED TO PRIOR TO ESTABLISHMENT OF STAGE 1, STAGE 2, STAGE 3 OR PURIFICATION ACTIVITIES. In full payment of all amounts owed by Merrimack to GTC under the Initial Agreements and in consideration of the Parties' mutual agreement to terminate the Initial Agreements according to Section 23 hereof, the Parties agree that:

                 6.1.1 Pursuant to the terms of the February 2001 Agreement as modified by the parties, and relating to the establishment by GTC of founder goats for a total cost of [*****], Merrimack paid [*****] on September 27, 2002, and has executed a promissory note in favor of GTC dated October 31, 2002, attached hereto as Appendix I, in the amount of[*****], of which [*****] was paid on December 27, 2002 and [*****] was paid on March 27, 2003;

                 6.1.2 For initial delivery of Clarified Milk obtained from the induced lactation of the Founder Goats, Merrimack paid [*****] on December 27, 2002. Merrimack will pay an

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                         additional [*****] on or before the later to occur of
                         (y) September 30, 2003, and (z) the date upon which GTC first delivers to Merrimack Clarified Milk obtained from the natural lactation of the Founder Goats.

6.2 CONSIDERATION FOR STAGE 1 PROJECT ACTIVITIES AND CAPACITY FEES. As consideration for GTC's agreement to undertake the Stage 1 Activities, and subject to Section 6.3 hereof, Merrimack agrees to pay GTC as follows for Stage 1 Activities totaling $4.439 million:

                 6.2.1 [*****], representing GTC's Stage 1 commercialization fee, the payment of which has previously been deferred in accordance with Section 6.3 hereof and effective November 6, 2002 (line A in Appendix VI);

                 6.2.2 [*****], representing GTC's cost of allocating and dedicating bench scale milk clarification equipment necessary in order to carry out its required Stage 1 Project activities, the payment of which has previously been deferred in accordance with Section 6.3 hereof, and effective as of November 6, 2002 (line P in Appendix VI);

                 6.2.3 [*****] upon written notification by GTC to Merrimack of the completion of a bench scale milk clarification process for Transgenic Goat's milk containing rhAFP, its transfer to a pilot suite facility and delivery of a Process Definition Report (line H in Appendix VI);

                 6.2.4 [*****] upon written notification by GTC to Merrimack regarding GTC's establishment of the Characterization and Release Assays detailed in Appendix III; [completed as of [*****] (line D in Appendix VI);

                 6.2.5 [*****] upon written notification by GTC to Merrimack of the completion of the Hold Point Studies (line F in Appendix VI);

                 6.2.6 [*****] upon written notification by GTC to Merrimack of the completion of production of the first [*****] grams of

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                         rhAFP in Clarified Milk from the hormonal induction
                         and/or natural lactation of the Founder Goats, such quantity to be determined using the Concentration Assay [completed as of[*****] (lines J and N in Appendix VI);

                 6.2.7 [*****] upon written notification by GTC to Merrimack of the completion of production of the next [*****] grams of rhAFP in Clarified Milk from the hormonal induction and/or natural lactation of the Founder Goats, such quantity to be determined using the Concentration Assay [completed as of [*****] (lines J and N in Appendix VI);

                 6.2.8 [*****] upon written notification by GTC to Merrimack of the completion of production of the next [*****] grams of rhAFP in Clarified Milk (production to include milk collection and clarification) from the natural lactation of the Transgenic Goats, such quantity to be determined using the Concentration Assay (lines BB and EE in Appendix VI);

                 6.2.9 [*****] upon written confirmation by GTC to Merrimack of the initiation of the Nuclear Transfer Process necessary for the generation of [*****] female Transgenic Goats for the production of rhAFP in Clarified Milk [completed as of [*****]] (line S in Appendix VI);

                 6.2.10 [*****] upon written confirmation by GTC to Merrimack of the production of the first [*****] Transgenic Goats. GTC will perform [*****] analysis and provide to Merrimack written confirmation of transgenic status of the

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                         first [*****] animals [completed as of [*****] (line S
                         in Appendix VI);

                 6.2.11 [*****] upon written confirmation by GTC to Merrimack of the production of an additional [*****] Transgenic Goats. GTC will perform [*****] analysis and provide to Merrimack written confirmation of the next [*****] transgenic animals (line S in Appendix VI);

                 6.2.12 [*****] upon written notification by GTC to Merrimack of the initial procurement of clarification equipment for processing milk from the out bred Transgenic Goats (line OO in Appendix VI);

                 6.2.13 [*****] upon written notification by GTC to Merrimack of the initiation of out-breeding activities for the female transgenic goats (lines PP and QQ in Appendix
                         VI);

                 6.2.14 [*****] upon written notification by GTC to Merrimack of the completion of scale up and transfer of clarification process to a pilot facility (line Z in Appendix VI);

                 6.2.15 [*****] to produce the next [*****] grams of rhAFP in Clarified Milk from the natural lactation of the Transgenic Goats (production to include milk collection and clarification), such quantity to be determined using the Concentration Assay (lines CC and GG in Appendix VI), payable quarterly on a per batch basis;

                 6.2.16 [*****] to produce the next [*****] grams of rhAFP in Clarified Milk from the natural lactation of the Transgenic Goats (production to include milk collection and clarification), such quantity to be determined using the

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                         Concentration Assay (lines CC and II in Appendix VI)
                         payable quarterly on a per batch basis; and

                 6.2.17 As activities are completed pursuant to this Agreement, both Parties agree that the amounts due and owing can be invoiced.

            6.3 PAYMENT DEFERRAL RIGHTS. Merrimack shall have the option to elect to defer the payment of up to $ 4,000,000 (four million USD) of any amount due and payable to GTC for the provision of various goods and services as detailed in Section 6.2 above, Section 6.6 below and Appendix IV, provided that any such payment obligation arises prior to October 31, 2003 and any election to defer is made on or prior to such date. Merrimack hereby represents, as a condition for such deferral, that it has raised a total of at least [*****] through the sale of securities on terms previously disclosed to GTC, subsequent to September 30, 2002.

                 6.3.1   PAYMENT.
                         In the event of the termination of this Agreement by Merrimack, and pursuant to Section 13 below, any amount owing to GTC as of the date of termination shall immediately become owed.

            6.4 REPAYMENT OBLIGATIONS. If, in accordance with Section 6.3 above, Merrimack shall elect to defer the payment of any amounts owed to GTC under Section 6.2 above or Section 6.6 and Appendix IV below, all such deferred payments shall be made by Merrimack to GTC, with interest thereon at a rate of 6.75% per annum according to the following repayment schedule:

                 6.4.1 $500,000 of the deferred payments shall be payable by Merrimack on the latest to occur of (x) the First Production Date, and (y) June 27, 2003;

                 6.4.2 An additional $ 500,000 of the deferred payments shall be payable by Merrimack on the latest to occur of (x) the First Production Date, and (y) September 26, 2003;

                 6.4.3 An additional $ 250,000 of the deferred payments shall be payable by Merrimack on the latest to occur of (x) the First Production Date, and (y) October 31, 2003;

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                 6.4.4   An additional $ 1,900,000 of the deferred payments
                         shall be payable by Merrimack on the latest to occur of
                         (x) the First Production Date, and (y) November 30, 2003; and

                 6.4.5 Any remaining deferred balance shall be payable by Merrimack on the latest to occur of (x) the First Production Date, and (y) December 20, 2003.

          6.5 MERRIMACK'S ASSETS. Merrimack agrees that while any amounts are owed to GTC pursuant to Merrimack's election to defer payments to GTC in accordance with Section 6.3 above, or pursuant to Merrimack's issuance of a promissory note in favor of GTC as provided for in Section 6.1 above, Merrimack shall not make any pledge or assignment of its assets including, its intellectual property to any Third Party, nor will it assume or incur any additional debt, other than Subordinated Debt.

          6.6 ADDITIONAL COSTS. The amounts set forth in Section 6.2 above do not provide for the payment of the following additional costs which may arise during the course of the Parties' performance of their respective obligations hereunder. If Merrimack requests that GTC incur such costs, the Parties will work together in good faith to establish mutually agreed upon and commercially reasonable pricing thereof.

                 6.6.1 Costs associated with quality assurance/regulatory activities in order to support regulatory submissions for transgenically produced rhAFP. Any such costs will be based on hourly FTE (fully burdened) rates on a per task basis; and

                 6.6.2 Costs associated with animal maintenance and facility holding if this Agreement is terminated for any reason other than Merrimack's material breach of the terms hereof in accordance with Section 13.2 hereof.

          6.7 ESTIMATED COSTS - STAGE 2. Contractual Terms for Stage 2 activities will be negotiated by the Parties in good faith. The Parties intend to negotiate the activities, timing, and consideration, the estimates of which are approximated hereunder and in Section 8. The total estimated cost for Stage 2 Activities is $5.550 million.

                 6.7.1 [*****], representing a capacity fee to allocate and dedicate housing, milking and clarification facilities and equipment sufficient for the projected Phase III Clinical Trial production requirements of rhAFP. Payments to include

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                         Facility Capacity Fees of [*****] per quarter for eight
                         consecutive quarters (total [*****]) and Phase II Equipment Fees of [*****] per quarter for six consecutive quarters[*****];

                 6.7.2 [*****], upon initiation of the scale up and transfer of the milk clarification process;

                 6.7.3 [*****], upon completion of the scale up and transfer of the milk clarification process; and

                 6.7.4 [*****], to produce and deliver to Merrimack [*****] of rhAFP in Clarified Milk for use by Merrimack in Phase III Clinical Trials. To be paid in three equal payments of [*****] upon delivery of the first [*****], the second [*****] and the remaining[*****].

                            6.7.4.1 Beginning in January 2004, Merrimack will provide GTC with rolling six (6) month estimates of production needs (six (6) month lead time on production start, not delivery date). [*****] (see also, Section
                                      2.2.3 hereof and Purification Agreement
                                      Sections I(o) and II(s)).

          6.8 ESTIMATED COSTS - STAGE 3. Contractual Terms for Stage 3 activities will be negotiated by the Parties in good faith. The Parties intend to negotiate the activities, timing, and consideration, the estimates of which are approximated hereunder and in Section 8. The total estimated cost for Stage 3 Activities is $13.911 million, exclusive of those activities provided under Sections 6.8.6 and 6.8.7 below.

                 6.8.1   An initial fee of[*****];

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                 6.8.2   [*****] to design, build and validate a dedicated
                         housing, milking and clarification facility of sufficient capacity for the annual production of [*****] of rhAFP in Clarified Milk;

                 6.8.3 [*****] upon initiation of the scale-up and transfer of the milk clarification process;

                 6.8.4 [*****] upon completion of the scale up and transfer of the milk clarification process;

                 6.8.5 [*****] to generate a herd of Transgenic Goats of sufficient size to produce [*****] of rhAFP in Clarified Milk, annually; and

                 6.8.6 Transfer price based upon an annual production amount of rhAFP in Clarified Milk as follows:

                         [*****]


          7.     EQUITY AGREEMENTS

                 7.1 MERRIMACK WARRANTS. As consideration for GTC's agreement to allow Merrimack to defer payments in accordance with Section 6.3 above, Merrimack agrees, as a precondition to its election to defer any payments thereunder, to issue to GTC, at the time of any deferment election, a warrant to purchase a number of shares of Merrimack's Series B Preferred Stock equal to ([*****] of the amount of any such deferment) divided by [*****] and at a per-share purchase price of [*****]. In addition, Merrimack agrees to issue to GTC upon execution of this Agreement a warrant to purchase a number of shares of Merrimack's Series B Preferred Stock equal to [*****] divided by [*****] and at a per-share purchase price of [*****]. Any such warrants shall be substantially in the form attached hereto as Appendix II. If Merrimack fails to make any of the payments required to be made by it in accordance with Section 6.1, Section 6.2 or Section 6.4, following notice by GTC and a thirty (30) day cure period, or immediately in the event of Merrimack's bankruptcy, Merrimack or its successors in

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interest shall issue to GTC additional warrants to purchase a number of shares of Merrimack's Series B Preferred Stock as shall equal [*****] of the aggregate amount of all amounts elected to be deferred by Merrimack in accordance with
Section 6.3 above divided by [*****] and at a per-share purchase price of [*****].

                 7.2 CONVERSION RIGHTS. If after the Effective Date of this Agreement and prior to[*****], Merrimack shall raise at least [*****] from the sale of Merrimack's equity securities, at Merrimack's sole option, Merrimack may elect to require GTC to convert up to an aggregate of [*****] of any amounts owed by Merrimack to GTC hereunder into Merrimack's equity securities on the same terms applicable to Merrimack's most recent round of equity financing of at least [*****] At GTC's sole option, GTC may elect at any time, to convert any amounts owed by Merrimack to GTC hereunder into Merrimack equity securities on the same terms applicable to Merrimack's most recent round of equity financing of at least[*****].

          8. ESTIMATED TIMING. The estimated date of completion (the "Designated Completion Date") of the key transgenic development events of the Project (each a "Milestone"), is as follows:

               STAGE 1

     Begin herd scale up by Nuclear Transfer for by             [*****]
     Phase III production.

     Development of Characterization and Release assays.        [*****]

     Completion of a bench scale milk clarification             [*****]
     process for rhAFP produced in the milk of Transgenic Goats.

     Production of a total of                                   [*****]
     [*****]of rhAFP in Clarified Milk from
     hormonal induction and/or natural lactation of the

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     Founder Goats. [*****]

     Perform Hold Point Studies.                                [*****]

     Complete production of the next [*****]of                  [*****]
     rhAFP in Clarified Milk.

     Generate [*****] female Transgenic Goats through the       [*****]
     Nuclear Transfer Process.

     Complete production of the next[*****]                     [*****]
     of rhAFP in Clarified Milk

     Complete production of the next [*****]                    [*****]
     of rhAFP in Clarified Milk

               STAGE 2
     The estimated timing relating to Stage 2 of the Project assumes the timely and successful completion of Stage 1 of the Project, but the Parties anticipate entering negotiations regarding the Stage 2 Agreement by September 2003.

     Begin scale-up and transfer of milk clarification          TBD
     process.

     Begin production of [*****] of                             TBD
     rhAFP in Clarified Milk for use by Merrimack in Phase III Trials.

     Finalize scale and transfer of milk clarification          TBD
     process to GTC manufacturing facility.

     Complete production of first [*****] of                    TBD

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     rhAFP in Clarified Milk for use by Merrimack
     in Phase III Trials.

     Complete production of next [*****] of rhAFP               TBD
     in Clarified Milk for use by Merrimack in clinical trials.

               STAGE 3

     The estimated timing hereunder in relation to Stage 3 of the project assumes timely and successful completion of a Phase II clinical trial by Merrimack. The Parties anticipate entering into discussions on the Stage 3 Commercial Agreement within 90 days of the treatment of the last patient enrolled in the Phase II Trial.

               Begin facility design and construction                    [*****]

               Complete facility design and construction                 [*****]

               Begin equipment design and fabrication                    [*****]

               Complete equipment design and fabrication                 [*****]

               Qualify equipment                                         [*****]

               Validate facility                                         [*****]

               Complete technical transfer of the clarification process  [*****]

               Begin scale-up of the commercial goat herd                [*****]

               Begin commercial production of rhAFP in Clarified Milk    [*****]

     9.  ROYALTY PAYMENTS.

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               9.1     ROYALTY. In further consideration of the rights granted
                       and services provided to it hereunder, Merrimack hereby agrees to make royalty payments to GTC equal to a royalty rate initially set at [*****] of Merrimack's Net Revenues, subject to the other provisions of this section.

               9.2 INVESTMENT. In the event that GTC invests [*****] ($USD) in Merrimack stock prior to the Commercialization of a Transgenic rhAFP Product, the Royalty payable to GTC will convert from [*****] of Merrimack's Net Revenues to [*****] of Merrimack's Net Revenues plus [*****] of Net Partner Sales.

               9.3 ADDITIONAL PAYMENT. After completion of the investment described in Section 9.2 above, an additional payment of [*****] ($USD) to Merrimack by GTC, either in cash or forgiveness of indebtedness or in such combination of goods and/or services as may be agreed by Merrimack and GTC, prior to the Commercialization of a Transgenic rhAFP Product, will result in the conversion of the Royalty payable to GTC from [*****] of Merrimack's Net Revenues plus [*****] Net Partner Sales to [*****] of Net Partner Sales. GTC shall have the right to make this payment in cash or forgiveness of indebtedness at any time prior to Commercialization of a Transgenic rhAFP Product; any payment of this amount in goods and services (other than goods and services provided under this Agreement) shall be subject to Merrimack's reasonable agreement regarding the nature and value of such goods and/or services. Such nature and value shall be made through a good faith determination by the Parties.

               9.4 TERMS OF INVESTMENT. Merrimack stock purchased under the provisions of Section 9.2 (the "Investment Securities") shall be issued to GTC at a [*****] premium relative to Merrimack's most recent equity financing as of the date of such investment, but otherwise on the same terms as such equity financing. Upon written notice from GTC that it wishes to purchase the Investment Securities, Merrimack shall as promptly as is practicable use all reasonable efforts to obtain such stockholder approvals as may be

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                       necessary to authorize the issuance and sale of the
                       Investment Securities to GTC, and the Parties shall in good faith proceed to close the investment as promptly as is practicable. The Parties acknowledge and agree that in no case shall any royalty be due from GTC to Merrimack hereunder.

               9.5 REPORTING. For each calendar quarter after Commercialization, Merrimack shall deliver to GTC, within sixty (60) business days after the end of each calendar quarter, a written report setting forth Net Revenues and Net Partner Sales of any Transgenic rhAFP Product during such calendar quarter, on a country-by-country basis; provided that if Merrimack does not receive data from its Partner regarding Net Partner Sales for any calendar quarter within forty five (45) business days after the end of such quarter, such sixty (60) business day period shall be extended to a date which is fifteen (15) business days after Merrimack receives such data. Each such report shall also set forth an explanation of the calculation of the royalties, if any, payable hereunder.

               9.6 PAYMENT. Simultaneously with the delivery of each report required pursuant to Section 9.5 above, Merrimack shall tender payment in USD all royalties shown to be due therein based on exchange rates then in effect. The basis for determining the exchange rates in effect for the purposes of this Section 9.6 shall be the "buy" rate for Dollars in such currency as published in the WALL STREET JOURNAL on the Business Day immediately preceding the date such payment is due.

               9.7 BLOCKED PAYMENTS. If by law, regulation, or fiscal policy of a particular country, conversion into United States dollars or transfer of funds of a convertible currency to USD is restricted or forbidden ("BLOCKED PAYMENTS"), Merrimack shall give GTC prompt notice in writing and shall pay the Blocked Payments through such means or methods as are lawful in such country as GTC may reasonably designate. Failing the designation by GTC of such lawful means or methods within thirty (30) days after such notice is given to GTC, Merrimack shall deposit such Blocked Payments in local currency to the credit of GTC in a recognized banking institution selected by Merrimack and identified in a written notice to GTC, and such deposit shall fulfill all obligations of Merrimack to GTC with respect to such Blocked Payments. So long as Merrimack satisfies the provisions of this
                       Section 9.7, Merrimack shall not be considered to have violated any of its payment obligations hereunder with respect to any Blocked Payments.

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               9.8     TAXES. Any and all withholding or similar taxes imposed
                       or levied on account of the receipt of royalties payable under this Agreement which are required to be withheld by Merrimack shall be paid by Merrimack on behalf of GTC and shall be paid to the proper taxing authority. Proof of payment shall be secured and sent to the GTC by Merrimack as evidence of such payment in such form as required by the tax authorities having jurisdiction over Merrimack. Such taxes shall be deducted from the royalty that would otherwise be remittable by Merrimack.

               9.9 BOOKS AND RECORDS. Merrimack shall keep, and shall require all Affiliates to keep, full, true and accurate books of accounts and other records containing all information and data which may be necessary to ascertain and verify the royalties payable hereunder relative to a Transgenic rhAFP Product for a period of three (3) years from the calendar quarter to which such books and records apply. For a period of three (3) years from the calendar quarter to which such books and records apply, GTC shall have the right from time to time (not to exceed once during each calendar year) during normal business hours to have an independent agent, accountant or other representative audit in confidence, such books, records and supporting data. The cost of such audit shall be borne by GTC unless it is established by the audit that there has been an error which has caused GTC to receive less than it is due by five percent (5%) of more for the period under audit, in which case the cost of such audit shall be borne by GTC.

     10.       CONFIDENTIALITY

               10.1 For a period of ten (10 ) years from the termination of this Agreement, any Confidential Information (as defined below) disclosed by the disclosing Party hereunder, directly or indirectly, to the receiving Party hereunder, including information which forms the subject matter of this Agreement which has been disclosed prior to the date hereof, shall be deemed confidential, and shall not be disclosed by the receiving Party to third Parties, except as set forth below. Access to such Confidential Information will be limited to employees, agents, Affiliates (as defined below), consultants or contractors of the receiving Party who reasonably require such Confidential Information and who are bound to the receiving Party by similar obligations in respect of confidentiality and use. The receiving Party will use such Confidential Information only to carry out its obligations or to exercise its rights hereunder and will not use such Confidential Information for its own benefit or for the benefit of others or in any way inconsistent with this Agreement.

               10.2 Nothing contained herein will in any way restrict or impair each Party's right to use, disclose or otherwise deal with any Confidential Information which:

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                    10.2.1    at the time of disclosure, is in the public
                              domain;

                    10.2.2 after disclosure, becomes part of the public domain by publication or otherwise, except by breach of this Agreement by the receiving Party;

                    10.2.3 was demonstrably in the receiving Party's possession at the time of such disclosure, and which was not acquired, directly or indirectly, from the disclosing Party;

                    10.2.4 the receiving Party receives from third Parties, provided such Confidential Information was not obtained by such third Parties, directly or indirectly, from the disclosing Party on a confidential basis;

                    10.2.5 results from research and development of the receiving Party demonstrably independent of such disclosure;

                    10.2.6 is required to be disclosed by legal process; provided, however, in each case the Party so disclosing Confidential Information timely informs the other Party and uses reasonable efforts to limit the disclosure and maintain confidentiality to the extent possible and permits the other Party to attempt by appropriate legal means to limit such disclosure;

                    10.2.7 pertains to the tax structure or tax treatment of the transaction embodied in this Agreement; or

                    10.2.8 the disclosing Party identifies in writing as being for public disclosure.

               10.3 For purposes of this Agreement, the term "Confidential Information" shall mean all of the data, information, technology, samples, DNA, specimens, materials and any other information affecting the business operations of the disclosing Party received by the receiving Party from the disclosing Party, and data results, and information developed by GTC and Merrimack hereunder.

               10.4 In addition, neither Party shall originate any written publicity, news release or other public announcement or statement relating to this Agreement or to the performance hereunder or the existence of an arrangement between the Parties without prior review and written approval of the other Party, such approval not to be unreasonably withheld. Notwithstanding the foregoing, either Party may make a public written disclosure if required by applicable law provided that prior to making such written disclosure, the disclosing Party shall provide the other Party with a copy of, and

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reasonable opportunity to review, the materials to be disclosed. To the extent that the non-disclosing Party requests that any information in the proposed disclosure be deleted, the disclosing Party shall request confidential treatment of such information pursuant to applicable law, so that there be omitted from the materials that are publicly filed any information that the non-disclosing Party requests to be deleted or redacted. Each Party shall be free at all times to disclose the tax treatment and tax structure or the transaction embodied by this Agreement.

     11.       INTELLECTUAL PROPERTY

               11.1    OWNERSHIP.

                       11.1.1 All Intellectual Property relating to the rhAFP molecule or its use shall be solely owned by Merrimack, regardless of the designation of inventorship between the Parties and their employees;

                       11.1.2 All Intellectual Property relating to the Purification Technology shall be solely owned by Merrimack, regardless of the designation of inventorship between the Parties and their employees;

                       11.1.3 All Intellectual Property relating to the Transgenic Technology and the Clarification Technology shall be solely owned by GTC, regardless of the designation of inventorship between the parties and their employees;

                       11.1.4 All transgenic animals expressing rhAFP which are generated by GTC as part of the Project, including the Founder Goats, and all milk produced by such transgenic animals shall be solely owned by Merrimack;

                       11.1.5 All Cell Lines shall be solely owned by Merrimack; and

                       11.1.6 All Intellectual Property not described above in this Section 11 and invented pursuant to this Agreement, the Project and within the Field of Interest shall be jointly owned by the Parties, regardless of the designation of inventorship between the parties and their employees (hereinafter, the "Joint Intellectual Property").

               11.2 MAINTENANCE OF GTC INTELLECTUAL PROPERTY GTC shall have the primary right, but not the obligation, to prepare, file, prosecute, and maintain any of the Intellectual Property owned by it pursuant to Section 11.1 above (the "GTC Intellectual

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Property") at its sole cost and expense, and Merrimack shall cooperate with GTC with respect thereto.

                       11.2.1 If GTC desires to abandon any patent or patent application within the GTC Intellectual Property in the Field of Interest with at least one Valid Claim specifically related to the production of rhAFP from Clarified Milk in any country or to decline responsibility for the maintenance or prosecution of any such patent or patent application in any country, GTC shall provide Merrimack with sufficient prior written notice of such intended abandonment or declination of responsibility such that Merrimack shall have the opportunity to assume responsibility for such patent or patent application without the loss of any rights therein, and Merrimack shall have the right, at its cost and expense, to prepare, file, prosecute, and maintain the relevant patents and/or patent applications in the relevant country or countries in the name of GTC to the extent legally necessary. In such an event, GTC shall cooperate, and cause its Affiliates to cooperate, with Merrimack with respect thereto. Should Merrimack assume the responsibility for one or more patents or patent applications included within the GTC Intellectual Property and thereafter proceed, maintain, renew, revive or obtain any patent as a result of GTC's abandonment or declination of responsibility as contemplated herein, Merrimack shall thereafter have a fully paid-up, perpetual and sub-licensable non-exclusive license to any such patent or patent applications, including all related divisionals, continuations, national stage applications or patents filed under the Patent Cooperation Treaty of 1978, reissues, renewals, extensions or additions. Furthermore, if Merrimack exercises such right, it shall no longer owe GTC royalties with respect to such patents and/or patent applications. Specifically excluded from this provision are any rights for Merrimack with regard to the Transgenic Technology and the Clarification Technology.

               11.3 MAINTENANCE OF MERRIMACK INTELLECTUAL PROPERTY. Merrimack shall have the primary right, but not the obligation, to prepare, file, prosecute, and maintain the Intellectual Property owned by it pursuant to Section 11.1 above (the "Merrimack Intellectual Property") Merrimack Intellectual Property at its sole cost and expense and GTC shall cooperate, and cause its Affiliates to cooperate, with Merrimack with respect thereto. If Merrimack desires to abandon any patent or patent application covering the Purification Technology as it relates to Biopharmaceuticals other than rhAFP (a "Purification Technology Patent") in any country or to decline responsibility

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for the maintenance or prosecution of any such patent application in any country, Merrimack shall provide GTC with sufficient prior written notice of such intended abandonment or declination of responsibility so that GTC shall have the opportunity to assume responsibility for such patent or patent application without the loss of any rights therein, and GTC shall have the right, at its cost and expense, to prepare, file, prosecute, and maintain the relevant patents and patent applications in the relevant country or countries in the name of Merrimack to the extent legally necessary. In such an event, Merrimack shall cooperate, and cause its Affiliates to cooperate, with GTC with respect thereto, at GTC's cost and expense. Should GTC assume the responsibility for one or more such patents or Inventions and thereafter proceed, maintain, renew, revive or obtain any patent as a result of Merrimack's abandonment or declination of responsibility as contemplated herein, GTC shall thereafter have a fully paid-up, perpetual and sub-licensable non-exclusive license to any such patent or patent applications, including all related divisionals, continuations, continuations-in-part, national stage applications or patents filed under the Patent Cooperation Treaty of 1978, reissues, renewals, extensions or additions. Furthermore, if GTC exercises such right, it shall not owe Merrimack any royalties with respect to such patents and/or patent applications.

     11.4 JOINT INTELLECTUAL PROPERTY. With regard to Joint Intellectual Property, GTC shall have the right and authority to prepare, file, prosecute and maintain such intellectual property and/or patent application at its sole expense. Such authority shall also enable GTC to select the country or countries where potential patent applications may be filed and to use patent counsel to further this purpose that are reasonably satisfactory to both the Parties. The Parties hereby agree that Byron Olsen, the Associate General Counsel of GTC Biotherapeutics is a satisfactory patent attorney for the management and prosecution of any patent application or other Joint Intellectual Property developed pursuant to this agreement.

     11.5      LICENSE GRANTS

               11.5.1 The Parties grant to each other, solely for the purpose of carrying out their respective responsibilities under this Agreement and any Definitive Agreements covering Stage 2 and Stage 3 of the Project as may be entered into in the future, a non-exclusive, paid-up, royalty-free license to practice any Invention pertaining to the Field of Interest including without limitation Intellectual Property related to the production of rhAFP from Clarified Milk, assays and/or analytical techniques useful in the measurement or characterization of rhAFP in Clarified Milk or the purification of rhAFP from Clarified Milk developed pursuant to this Agreement, with a right to grant sublicenses. Notwithstanding any provision herein to the contrary the breadth of such a license shall be only as it pertains to rhAFP. Moreover, and for the sake of clarity, this grant does not in any way include or provide to Merrimack or any other third party, sublicense, assignee, contractor, or consultant, any license, right-to-use, shop right or assignment with regard to GTC's Transgenic Technology at all, or separately to any of GTC's proprietary Clarification Technology not within the Field of Interest.

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               11.5.2 Merrimack hereby grants to GTC a perpetual, exclusive, paid-up, royalty-free license to any rights it has in or to the Purification Technology outside of the Field of Interest.

               11.5.3 GTC hereby grants to Merrimack a perpetual, non-exclusive, paid-up, royalty-free license to practice the Clarification Technology within the Field of Interest.

     11.6 LICENSING. Each Party shall consult with the other, in good faith, regarding commercialization or third party licensing of any Joint Intellectual Property that may result from this Agreement.

     11.7 COOPERATION GTC will, upon request by Merrimack, cooperate in the drafting of any and all patent applications, assignments and other instruments which Merrimack deems are necessary or useful for the protection of any and all such Merrimack Intellectual Property. With regard to GTC Intellectual Property, or Joint Intellectual Property, which will be filed or prepared at GTC's cost and expense, Merrimack agrees to cooperate in the drafting of any and all patent applications, assignments and other instruments which GTC deems are necessary or useful for the protection of any and all such GTC Intellectual Property or Joint Intellectual Property.

     11.8 NOTIFICATION OF PATENT ISSUANCES. GTC and Merrimack shall notify each other of the issuance of each patent included within the GTC Intellectual Property, Joint Intellectual Property and the Merrimack Intellectual Property that have at least one claim within the Field of Interest, giving the date of issue and the patent number for each such patent. Such notice shall be given promptly, but in any event within thirty (30) Business Days after receipt of such notice from an appropriate oversight authority.

     11.9 PATENT APPLICATIONS. The Parties will promptly furnish to each other a written disclosure of any Intellectual Property within the Field of Interest, the assays or analytical techniques developed and validated by Merrimack or GTC for the purification or processing of rhAFP under this Agreement or Joint Intellectual Property conceived and/or reduced to practice during the term of this Agreement. The Parties shall advise each other on all communications concerning such Intellectual Property and will promptly supply to the other Party full and complete copies of all papers received and filed in connection with the prosecution and/or allowance thereof before the United States Patent and Trademark Office or other equivalent foreign office.

     11.10     RESERVATION OF RIGHTS Except as expressly provided in this
Section 11, neither Party grants to the other whether implicitly, by estoppel, or otherwise, any right or license in or to any of its intellectual property rights, Know-How or Inventions. Each Party also represents and warrants that it has not entered into any agreement with any other government entity or third Party, nor shall it do so, which would give any such government entity or third Party any claim or right to any inventions or discoveries arising under or in connection with this Agreement.

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               11.11  REPORTS. GTC and Merrimack designated personnel will communicate at least on a quarterly basis regarding the GTC Intellectual Property, Joint Intellectual Property and the Merrimack Intellectual Property developed pursuant to this Agreement. Each Party will provide a written report to the other Party detailing the timing and payment status of necessary annuity payments, maintenance fees, outstanding actions, appeals, new filings, oppositions, interferences filed, to be filed with or under the jurisdiction of an appropriate oversight authority (such as United States and Trademark Office with regard to patent applications and other matters pending before it in the United States of America) for which such Party is responsible hereunder. The first such communication shall take place within thirty (30) days of the Effective Date of this Agreement. The Parties shall keep complete and accurate records of the status and progress of their respective Intellectual Property licensed to the other Party hereunder. Each Party shall retain and will not destroy such records without giving the other Parties prior written notice and the opportunity to archive at least one copy of such records, which such records shall be treated as Confidential Information.

     12. INDEMNIFICATION Merrimack and GTC shall each defend, indemnify and hold the other and its affiliates the respective directors, officers, employees and agents and affiliates, harmless from and against any and all losses, damages, liabilities, claims, demands, judgements, settlements costs and expenses (including, without limitation, reasonable attorneys' fees and other costs of defense) arising out of, relating to or resulting from the breach of any of their respective representations, warranties and covenants contained within this Agreement or their respective negligence or willful misconduct in the conduct of their obligations or activities hereunder.

               12.1 NOTICE OF INDEMNIFICATION A Party seeking indemnification pursuant to this Section 12 ( an "Indemnified Party") from or against the assertion of any claim by a third person (a "Third Person Assertion") shall give prompt notice to the Party from whom indemnification is sought (the "Indemnifying Party"); provided, however, that failure to give prompt notice shall not relieve the Indemnifying Party of any liability hereunder (except to the extent the Indemnifying Party has suffered actual material prejudice by such failure).

               12.2 ASSUMPTION OF DEFENSE. Within thirty (30) business days of receipt of notice from the Indemnified Party pursuant to Section 12 hereof, the Indemnifying Party shall have the right exercisable by written notice to the Indemnified Party, to assume the defense of a Third Person Assertion. If the Indemnifying Party assumes such defense, the Indemnifying Party may select counsel, which shall be reasonably acceptable to the Indemnified Party.

               12.3 FAILURE TO DEFEND. If the Indemnifying Party (i) does not assume the defense of any Third Person Assertion in accordance with Section
12.2 hereof; or (ii) having so assumed such defense, unreasonably fails to defend against such Third Person Assertion, then, upon ten (10) days' written notice to the Indemnifying Party, the Indemnified Party may assume the defense of such Third Person Assertion. In such

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event, the Indemnified Party shall be entitled under this Section 12.3 as part of its damages to indemnification for the costs of such defense.

               12.4 CONFLICTS OF INTEREST. If one of the Parties has been advised, by the written opinion of counsel made available to both Parties, that the use of the same counsel to represent both the Indemnified Party and the Indemnifying Party would present a conflict of interest, then the Indemnified Party may select its own counsel to represent it in the defense of the matter and the costs of such defense shall be borne by the Indemnifying Party. The Indemnifying Party shall be entitled to continue to handle its own representation in such matter through its own counsel.

               12.5 SETTLEMENT. The Party controlling the defense of a Third Person Assertion shall have the right to consent to the entry of judgment with respect to, or otherwise settle, such Third Person Assertion with the prior written consent of the other Party, which consent shall not be unreasonably withheld.

               12.6 PARTICIPATION. The Indemnifying Party and the Indemnified Party shall cooperate, in the defense or prosecution of any Third Person Assertion. The Indemnified Party shall have the right to participate, at its own expense, in the defense or settlement of any Third Person Assertion.

     13.       TERM AND TERMINATION

               13.1 TERM The initial term of this Agreement (the "Initial Term")
                    shall commence on the Effective Date and, unless extended by the Parties, shall terminate on the earlier to occur of: (i) June 30, 2005; or (ii) the date the Agreement is terminated in accordance with the provisions of Section 13.2 below. If the Parties agree to extend the Initial Term in order to complete the Stage 2 Activities, the term of this Agreement shall be extended until the earlier to occur of (i) December 31, 2006; or (ii) the date the Agreement is terminated in accordance with the provisions of Section 13.2 below.

               13.2 EARLY TERMINATION
                    This Agreement may be terminated at any time upon mutual agreement of the Parties. In addition, either Party may terminate this Agreement:

                    13.2.1 Upon sixty (60) days written notice in the event the other Party fails to make any payments due pursuant to this Agreement, unless such failure is remedied within such sixty (60) Business Day notice period;

                    13.2.2 Upon sixty (60) days written notice in the event the other Party is in material breach of any other obligation

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                           hereunder and such other Party or its Affiliate shall
                           fail to remedy any such breach within sixty (60) days after written notice of such breach;

                    13.2.3 Immediately upon written notice to the other Party, in the event that the other Party has ceased conducting business in the ordinary course (it being agreed that for this purpose the conduct of research and development activities shall be deemed to constitute the conduct of business); or

                    13.2.4 Immediately upon written notice if one or more of the following circumstances remains uncorrected for more than ninety (90) days: (a) entry of an order for relief by or against the other Party under Title 11 of the United States Code or any foreign bankruptcy code; (b) the making by the other Party of a general assignment to the benefit of creditors; (c) the appointment of a general receiver or trustee in bankruptcy of the other Party's business or property; or (d) action by the other Party under any insolvency or similar law for the purpose of its bankruptcy, reorganization, or liquidation.

               13.3 EFFECT OF TERMINATION OR EXPIRATION

                    13.3.1 IN GENERAL. Upon termination or expiration of this
                           Agreement, neither Party will have any further obligations under this Agreement, except (i) the liabilities accrued through the date of termination, including compensation for costs incurred through the date of termination; (ii) payment of actual or committed costs incurred to date towards any milestones in process as of the time of termination or expiration; and (iii) the obligations which expressly survive this Agreement as set forth in
                           Section 24 hereof. Upon termination, GTC will, if requested to do so by Merrimack, dispose of any rhAFP and/or any Transgenic Goats generated by GTC pursuant to the Project in accordance with Merrimack's instructions and at Merrimack's expense. At Merrimack's written request, GTC shall maintain the Founder Goats and any progeny, at Merrimack's expense, that have been generated on Merrimack's behalf for a reasonable time not to exceed one hundred and twenty (120) days after Termination until such time as Merrimack is prepared to receive and properly care for the Transgenic Goats.

                    13.3.2 LICENSE RIGHTS. Subject to Sections 14 and 15 below, upon a termination of this Agreement by GTC under

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                           Section 13.2 above, the license rights granted to
                           Merrimack under Section 11.5 above shall terminate. Upon a termination of this Agreement by Merrimack under Section 13.2 above, the license rights granted to GTC under Section 11.5 above shall terminate. In addition, the license rights granted by GTC to Merrimack under Section 11.5 above shall terminate if this Agreement is terminated after Commercialization as a result of either Merrimack's failure to renew this agreement or failure to proceed to the next Definitive Agreement contemplated by this Agreement, AND the following conditions have been met:

                              13.3.2.1 GTC shall at the time be capable of continuing to supply Transgenic rhAFP to Merrimack and its Partners in the quantity necessary for the commercial sale of the product; and

                              13.3.2.2 GTC shall have offered to renew the Agreement and to continue to supply Transgenic rhAFP to Merrimack or its Partner on substantially the terms then in effect under this Agreement, subject to a price adjustment that complies with the following subsection; and

                              13.3.2.3  In the event of an increase in the
                                        transfer price for a given renewal term, the transfer price offered by GTC for that renewal term would provide GTC with the same operating margin with respect to sales to Merrimack and its Partners as was in effect during the then-current term, and Merrimack shall have received a certificate to that effect from GTC's independent public accountants. Such certificate available only upon written request of a Party.

                              13.3.2.4 Notwithstanding the foregoing, Merrimack may cause the license rights granted to it by GTC under this Agreement to survive any termination of this Agreement in which they would otherwise terminate as a result of provisions of
                                        Section 13.3.2 by agreeing to pay, in
                                        addition to the then current royalty
                                        requirements under Section 9 of this

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                                        Agreement, an additional royalty equal
                                        to 2% of Net Partner Sales, on the terms set forth in Section 9.

                              13.3.2.5 At any time prior to Commercialization, Merrimack may choose to transfer the manufacturing process for rhAFP out of GTC, notwithstanding the fact that GTC has substantially performed under the then existing Definitive Agreement. In such event, the licenses granted to Merrimack to GTC under Section 11.5 shall survive termination of this Agreement and the royalties paid to GTC shall remain at the then current levels set forth in any Agreement, provided however that GTC shall retain the right to exercise its equity purchase options set forth in Section 9 of this Agreement without the associated increase in GTC's royalty position as provided in that section.

     14    SPECIAL PROTECTIONS.

               14.1 CHANGE IN CONTROL AT GTC. If, after a Change in Control,
                    GTC's successor in interest commits a willful breach of this Agreement, then upon written notice from Merrimack, Merrimack shall be entitled to each of the following remedies at its sole option, which remedies are not intended to be exclusive of any other remedies available to Merrimack at law or equity upon a willful breach of this Agreement:

                       14.1.1 At Merrimack's option, the Agreement with GTC's successor in interest may be cancelled by written notice;

                       14.1.2 Merrimack shall have a fully-paid, perpetual, assignable license to use the GTC Intellectual Property within the Field of Interest for the sole purpose of producing Clinical Grade rhAFP from a Clarified Milk product, with right to sublicense;

                       14.1.3 GTC's successor in interest shall reimburse Merrimack for all amounts paid by Merrimack to GTC or its successor pursuant to this Agreement, up to a maximum dollar value of [*****];

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                       14.1.4  Merrimack shall be entitled to take, upon 10 days
                               written notice, possession of all animals transgenic for rhAFP that are in GTC's possession, and GTC's successor in interest shall transport such animals at its expense to any facility designated by Merrimack that is located in the United States and within [*****]; and

                       14.1.5 GTC's successor shall be obligated to (i) provide Merrimack the know-how and technical support necessary to permit Merrimack to continue production of Clinical Grade rhAFP from a Clarified Milk product for up to one year after a Change in Control and to (ii) take all reasonably necessary steps in order allow access to Merrimack, under the reasonable control of GTC and/or its successor in interest, to the physical facilities used in the breeding and maintenance of the Transgenic Goats produced under this Agreement including to the barn housing the rhAFP Transgenic Goats if needed and/or a portion of the surrounding farmland suitable for the breeding and maintenance of the Transgenic Goats if needed, as well as the conveyance to Merrimack of all facilities solely dedicated to the maintenance of goats producing rhAFP in their milk.

                       14.1.6 The above provisions apply only to a successor in interest to GTC.

               14.2 PARTNERING PROTECTION. The Parties agree that in negotiating a renewal of this Agreement covering the Stage 2 and 3 Activities, they shall negotiate in good faith a provision whereby GTC would receive compensation if Merrimack terminates its relationship with GTC in order to enter into into an arrangement with a Partner pursuant to which the Partner manufactures rhAFP other than through the use of transgenic animals.

     15.   PROTECTIONS FOR GTC RIGHTS IN BANKRUPTCY.

               15.1 NOTICE. Merrimack shall notify GTC in writing promptly after: (i) the filing by or against Merrimack of any petition in bankruptcy or similar filing seeking relief from creditors; (ii) receipt by Merrimack of any notice of foreclosure and/or default that could be reasonably foreseen to have the effect of preventing GTC from practicing the licenses granted to it hereunder.

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               15.2 REPRESENTATION AND WARRANTY. Merrimack hereby represents, warrants, and covenants that of the Effective Date it has no knowledge of any bankruptcy, insolvency, reorganization, or liquidation, notices of foreclosure and/or default, or other filing or proceedings with respect to Merrimack that would affect its promises hereunder or preclude GTC from practicing the licenses granted to it hereunder throughout the term of this Agreement.

               15.3 LICENSE. As of the Effective Date hereto Merrimack hereby grants GTC a limited, fully paid up, non-royalty bearing, sublicenseable license to the Merrimack Intellectual Property within the Field of Interest to the extent required to make, have made, import, export, use, sell and otherwise produce rhAFP as contemplated by this Agreement and Stages I through III. This right is assignable and will flow to GTC's successor in interest, or Affiliate at GTC's sole option. However this license shall not become effective, and neither GTC nor any successor in interest, transferee or Affiliate of GTC, shall be entitled to practice the inventions covered by such license, unless and until six (6) months after Merrimack initiates or becomes subject to one or more of the following circumstances: (i) seek the entry of an order for relief from or against GTC or any other party under Title 11 of the United States Code or any foreign bankruptcy code;
                    (ii) making a general assignment to the benefit of its creditors; (iii) make or be required to accept the appointment of a general receiver or trustee in bankruptcy of its business or property; or (iv) taking action by Merrimack under any insolvency or similar law for the purpose of its bankruptcy, reorganization, or liquidation. Collectively the above circumstances (i) through (iv) shall be referenced as "Failure by Merrimack."

               15.4 POSSESSION. In addition to the license granted pursuant to
                    Section 15.3 above, upon any Failure by Merrimack GTC shall be entitled to take possession of and ownership in all animals transgenic for rhAFP and/or the all of the Cell Lines.

               15.5 LEGAL COMPLIANCE. The Parties intend that the license and protections granted pursuant to this Section 15 shall be effective and fully compliant with 11 USC Section 365(n) and 11 USC Section 362 of the United States Bankruptcy code such that GTC can exercise and otherwise utilize the license granted hereunder.

               15.6 TIME RESTRICTION; TERMINATION.

                       15.6.1 If actions taken by GTC directly cause Merrimack
                              to file for bankruptcy prior to September 30, 2004, then any

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                              license and/or covenant given by this Section 15
                              are voided.

                       15.6.2 This Section 15 shall terminate and be of no
                              further force or effect upon payment to GTC of all amounts owed to it as a result of Merrimack's election to defer payments under Section 6.3 hereof provided that such payment occurs within the six (6) month cure period called out in
                              Section 15.3 above.

     16. ASSIGNABILITY. This Agreement, and the rights and obligations hereunder, may not be assigned or transferred by either Party without the prior written consent of the other Party, such consent not to be unreasonably withheld. Notwithstanding the foregoing, either Party may assign this Agreement, without the other's consent, to an Affiliate or in connection with (i) the merger or consolidation of such Party with or into another person firm or entity; or (ii) the sale by such Party of all or substantially all of the business that is the subject matter of this Agreement; provided that in any such case the assignee agrees in writing to be bound by the provisions of this Agreement. This Agreement shall be binding on the successors and assigns of the Parties hereto. Violation of this provision shall be considered a material breach.

     17. PUBLICATION. Any publication or presentation relating to the Project must first be approved in writing by both Parties, such approval not to be unreasonably withheld. Each Party agrees to submit, for review, any proposed publication (including any writing to be presented orally) relating to the Project at least forty-five (45) days prior to submission for publication or presentation. Either Party may request a delay in publication or presentation if any of the information to be published or presented is reasonably deemed by the requesting Party to represent patentable information. If such a delay is requested, the other Party agrees to delay the publication or presentation, for a period of ninety (90) days from the date of such request. Such period may be extended, if necessary, for an additional period mutually acceptable to the Parties. Notwithstanding the foregoing, both Parties agree that: (i) no publication or presentation shall contain Confidential Information with respect to which it has confidentiality obligations pursuant to Section 10 hereof and (ii) GTC's approval of a publication by Merrimack shall be required only if and to the extent a proposed publication relates to Transgenic Technology or Clarification Technology.

     18. GOVERNING LAW AND ENTIRETY. The validity, interpretation and performance of this Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, U.S.A. This document along with any separate confidentiality agreements between the Parties, constitutes the full understanding of the Parties with respect to the subject matter hereof, and a complete and exclusive statement of the terms of their agreement, and no terms, conditions understanding or

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agreement purporting to modify or vary the terms of this Agreement shall be binding unless made in writing and signed by the Party to be bound.

     19. DISPUTE RESOLUTION. The Parties hereto hereby agree to perform the terms of this Agreement in good faith, and to attempt to resolve any controversy, claim or dispute arising hereunder in good faith. Any dispute regarding the validity, construction, interpretation or performance of this Agreement (other than any provisions, hereof relating to any intellectual property rights, or the confidentiality obligations contained in Section 10 hereof) shall be submitted to binding arbitration in Boston, Massachusetts, to be conducted in accordance with the Arbitration Rules of the American Arbitration Association ("AAA"). In connection with the foregoing, the Parties hereto hereby submit to the jurisdiction of the Federal and state courts of the Commonwealth of Massachusetts. Any arbitration hereunder shall be submitted to an arbitration tribunal made up of three (3) members, one of whom shall be selected by Merrimack, one of whom shall be selected by GTC, and one of whom shall be selected by the other two arbitrators. The order or award of the arbitrators shall be final and may be enforced in any court of competent jurisdiction in the United States. The prevailing Party in any legal or arbitration action brought by one Party against the other shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses incurred thereby, including court costs and reasonable attorneys' fees. The Parties shall have the right of limited pre-hearing discovery, including (i) exchange of witness lists, (ii) exchange of documentary evidence and reasonably related documents, (iii) written interrogatories, and (iv) subject to the reasonable discretion of the arbitrators and upon good cause shown depositions under oath of any witnesses who are to be called to testify at the arbitration hearing. As soon as the discovery is concluded, the arbitrators shall hold a hearing in accordance with the aforesaid shall hold a hearing in accordance with the aforesaid AAA rules.

     20. NO WAIVER. No waiver of any term or condition of this Agreement shall be valid or binding on either Party unless agreed in writing by the Party to be charged. The failure of each Party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by the other Party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the validity of either Party to enforce each and every such provision thereafter.

     21. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one instrument.


     22. INDEPENDENT CONTRACTORS The relationship of Merrimack and GTC established by this Agreement is that of independent contractors, and nothing contained

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in this Agreement shall be construed to: (i) give either Party the power to direct or control the day-to-day activities of the other; (ii) constitute the Parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking; or (iii) allow a Party to create or assume any obligation on behalf of the other Party for any purpose whatsoever. Nothing in this Agreement will give rise to the creation of any labor relation by and between either Party or any employees of the other Party.

     23. THE INITIAL AGREEMENTS. As evidenced by their execution hereof, the Parties hereto expressly acknowledge that each of the Initial Agreements, other than the portions of those agreements which were intended to survive termination have been superceded and replaced as a result of the mutual agreement of the Parties hereto, and that neither Party will have any further obligations thereunder except as expressly set forth in this Agreement.

     24. SURVIVAL. The provisions of Sections 1.1, 6.1, 6.2, 6.4, 9, 10 (for a period of ten (10) years), 11 through 15, 17 and this Section 24 shall survive the termination of this Agreement.

     25. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given for all purposes hereof, if mailed by first class, certified or registered mail, postage prepaid, addressed to the Party to be notified and its address or such other addresses have been furnished in writing to the notifying Party. Unless otherwise specified in writing, the mailing address shall be as follows:

     TO MERRIMACK:                   Merrimack Pharmaceuticals, Inc.
                                     101 Binney Street
                                     Cambridge, Massachusetts 02142
                                     Attention: Robert Mulroy, President & CEO
                                     Fax:   (617) 354-8391


           with a copy to:       Testa, Hurwitz & Thibeault, LLP
                                 125 High Street
                                 Boston, MA 02110
                                 Attention: Lawrence S. Wittenberg, Esq.
                                 Fax:   (617) 248-7100


     TO GTC:                         GTC Biotherapeutics Inc
                                     175 Crossing Boulevard

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                                     Framingham, MA 01701
                                     USA
                                     Attention: Chairman, President & CEO
                                     Facsimile:   (508) 370-3797


           with a copy to:       GTC Biotherapeutics Inc
                                 175 Crossing Boulevard
                                 Framingham, MA 01701
                                 USA
                                 Attention: Sr. Vice President & General Counsel
                                 Facsimile:     (508) 370-3797


     26. NO OTHER RIGHTS. Except as expressly set forth in this Section, no other rights, express or implied, are granted hereunder to either Party under any Patent Rights, Transgenic Technology or Know How of the other Party. Except as otherwise expressly provided in this Section, under no circumstances shall either Party, as a result of this Agreement, obtain any ownership interest in or other right to the Patent Rights or Know How of the other Party, including intellectual property owned, controlled or developed by or licensed to the other Party prior to or any time during the term of this Agreement.


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     27.     INSURANCE. Each Party shall maintain insurance, including
product liability insurance and workers compensation or an insurance product with a similar purpose, with respect to its activities hereunder. Such insurance shall be in such amounts and subject to such deductibles as the Parties may agree based upon standards prevailing in the industry at the time. Each Party may satisfy its obligations under this Section 27 through self-insurance to the same extent.

     28. SEVERABILITY. If any provision or condition of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions and conditions of this Agreement shall remain in full force and effect and the Parties hereby acknowledge and agree that they would have executed the remaining portion hereof without including the portion so declared invalid, void or unenforceable. In the event of any such determination, the Parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intent and purpose hereof. To the extent permitted by law, the Parties hereby, to the same extent, waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

     29. FORCE MAJEURE. If the performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by reason of fire or other casualty or accident, strikes or labor disputes, inability to procure raw materials, power or supplies, terrorist act or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any government agency, or any other act or condition whatsoever beyond the control of a Party hereto, the Party so affected, upon giving prompt notice to the other Party, shall be excused from such performance to the extent of such prevention, restriction or interference; provided, however, that the Party so affected shall use reasonable efforts to avoid or remove such causes of non-performance and shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

     30. DILIGENCE Under the terms of this Agreement GTC and Merrimack each agree to use commercially reasonable efforts to meet the Estimated Timing outlined in Section 8 hereof. Both Parties agree to be flexible and to work together in good faith to optimally coordinate the desired outcomes for this Project.

     GTC BIOTHERAPEUTICS, INC.                   MERRIMACK PHARMACEUTICALS, INC.
     175 Crossing Boulevard, Suite 410           101 Binney Street
     Framingham, MA 01702                        Cambridge, MA 02142
     Attn:  Chairman, President & CEO            Attn:  President & CEO

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IN WITNESS WHEREOF, duly-authorized representatives of the Parties have signed this Agreement as a document under seal as of the Effective Date.

GTC BIOTHERAPEUTICS, INC.            MERRIMACK PHARMACEUTICALS,
     INC.                                INC.


By:  /s/ Geoffrey F. Cox             By:   /s/ Robert J. Mulroy
    -------------------------------      -------------------------------

Print Name:  Geoffrey F. Cox         Print Name:  Robert J. Mulroy
            -----------------------              ------------------------------

       Chairman, President & Chief
Title: Executive Officer             Title:  President & Chief Executive Officer
      -----------------------------         ------------------------------------

Date:  June 27, 2003                 Date:  June 29, 2003
      -----------------------------        -------------------------------------

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                                                                      APPENDIX I

                                 PROMISSORY NOTE

NOVEMBER __, 2002                                                       $[*****]

FOR VALUE RECEIVED, the undersigned, a Massachusetts corporation (the "Borrower"), hereby promises to pay to the order of GTC BIOTHERAPEUTICS, INC. (the "Holder"), a Massachusetts corporation, the principal sum of $1,000,000.00 as follows:

     $[*****] on or before December 27, 2002
     $[*****] on or before March 25, 2003

together with interest from the date hereof on the unpaid principal at the prime rate (as reported in the WALL STREET JOURNAL) plus 2.5%.

This Note may be prepaid from time to time in whole or in part without permission or penalty.

For the security of the Holder hereof, the undersigned Borrower covenants that so long as any part of the principal or interest on this note is outstanding and unpaid, it will not grant any security interest to any third Party upon its property, or create any lien whatsoever thereon, without also thereby including therein this note equally with every other evidence of debt, secured by any of the undersigned's property. If the Borrower breaks this covenant, the Holder may make this note due and payable in full on demand upon proper written notice. This remedy will be deemed cumulative and in addition to any other remedy available to the Holder hereof.

The undersigned agrees to pay all costs, including reasonable attorney's fees, incurred by the Holder in enforcing payment hereof.

This Note shall be construed in accordance with, and governed by the laws of the Commonwealth of Massachusetts.

Agreed and accepted:

MERRIMACK PHARMACEUTICALS, INC. (Borrower)
100 Binney Street
Cambridge, MA  02142

By its duly authorized officer

Name
     ------------------------------------
Title:
     ------------------------------------
Date:
     ------------------------------------

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                                                                     APPENDIX II

                         MERRIMACK PHARMACEUTICALS, INC.

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT.

   SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT

                                 [______] SHARES

                           [_____________ __], 200[_]

     Merrimack Pharmaceuticals, Inc., a Massachusetts corporation f/k/a Atlantic BioPharmaceuticals, Inc. hereby certifies that, for value received, [________________________] (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, up to [______] shares of the Company's Series B Convertible Preferred Stock (the "Warrant Shares"), at a purchase price (the "Purchase Price") of [*****] per share. The number and character of the Warrant Shares and the Purchase Price are subject to adjustment as provided herein.

     This Series B Convertible Preferred Stock Purchase Warrant (the "Warrant") is issued pursuant to a certain term sheet by and between the Company (as defined below) and the Holder whereby the Parties contemplate entering into and performing a certain Agreement relating to the production of recombinant human alpha fetoprotein in Clarified Milk, a copy of which is on file at the principal office of the Company. The Series B Convertible Preferred Stock issuable upon exercise of the Warrant Shares shall be subject to the provisions of the Restated Articles of Organization of the Company (the "Charter"), as from time to time amended, to which Holder hereby assents.

1.   DEFINITIONS.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

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     (a)  The term "Company" shall mean Merrimack Pharmaceuticals, Inc., a
Massachusetts corporation (f/k/a Atlantic BioPharmaceuticals, Inc.) and any corporation that shall succeed to or assume the obligations of Merrimack Pharmaceuticals, Inc. hereunder.

     (b) The term "Common Stock" shall mean the Company's common stock, without par value.

     (c) The term "Market Price" shall mean, on any date specified herein, fair market value of the Preferred Stock as of such date determined in good faith by the Board of Directors of the Company.

     (d) The term "Other Securities" shall mean any stock (other than Preferred Stock) and other securities of the Company or any other person (corporate or otherwise) which Holder at any time shall be entitled to receive, or shall have received, upon exercise of this Warrant, in lieu of or in addition to Preferred Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of the Preferred Stock.

     (e) The term "Person" shall mean an individual, firm, partnership, association, unincorporated organization, trust, corporation, or any other entity.

     (f) The term "Preferred Stock" shall mean the Series B Convertible Preferred Stock, without par value, of the Company.

2.   EXERCISE OF WARRANT.

     2.1. EXERCISE PROCEDURE. This Warrant may be exercised by the Holder hereof, in whole or in part, at any time or from time to time prior to the Expiration Date (as defined in Section 8), by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares attached hereto as Exhibit A duly executed by the Holder and accompanied by payment of the Purchase Price for the number of shares of Preferred Stock specified in such form.

     2.2. PAYMENT OF PURCHASE PRICE. Payment of the Purchase Price may be made as follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Company or by wire transfer to the Company, or (ii) by cancellation of such number of the shares of Preferred Stock otherwise issuable to the Holder upon such exercise as shall be specified in such Election to Purchase Shares, such that the excess of the aggregate current Market Price of such specified number of shares on the date of exercise over the portion of the Purchase Price attributable to such shares shall equal the Purchase Price attributable to the shares of Preferred Stock to be issued upon such exercise, in which case such amount

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shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number.

     2.3. EFFECTIVE DATE OF EXERCISE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to, and the Purchase Price shall have been received by, the Company as provided in Section 2.1, and at such time the person or persons in whose name or names any certificate of certificates for shares of Preferred Stock shall be issuable upon such exercise as provided in Section 3 shall be deemed to have become the holder or holders of record thereof for all purposes.

     2.4. FRACTIONAL SHARES. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant, Holder would, except as provided in this Section 2.4, be entitled to receive a fractional share of Preferred Stock, then the Company shall issue the next higher round number of full shares of Preferred Stock, issuing a full share with respect to such fractional share.

3.   DELIVERY OF STOCK CERTIFICATES.

     As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 3 business days thereafter, the Company at its expense (including the payment by it of any applicable taxes) will cause to be issued in the name of and delivered to Holder (or its designee), a certificate or certificates for the number of fully paid and nonassessable shares of Preferred Stock (or Other Securities) to which Holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which Holder is entitled upon such exercise pursuant to Section 2 or otherwise. As used in this Warrant the term "business day" shall mean any day other than a Saturday or a Sunday on which commercial banking industries in the Commonwealth of Massachusetts are authorized to be closed.

4.   CONSOLIDATION, MERGER, ETC.

     4.1 ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION, ETC. In case the Company after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Preferred Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Preferred Stock, then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Purchase Price in effect at the time of such consummation for all Preferred Stock issuable upon such exercise

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immediately prior to such consummation), in lieu of the Preferred Stock issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Section 5, PROVIDED that if a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding voting securities of the Company, and if the Holder so designates in a notice given to the Company on or before the date immediately preceding the date of the consummation of such transaction, the Holder of such Warrant shall be entitled to receive the highest amount of securities, cash or other property to which it would actually have been entitled as a shareholder if the Holder of such Warrant had exercised such Warrant prior to the expiration of such purchase, tender or exchange offer and accepted such offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in Sections 3 and 4.

     4.2 ASSUMPTION OF OBLIGATIONS. Notwithstanding anything contained in this Warrant, the Company shall not effect any of the transactions described in clauses (a) through (d) of Section 4.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume any obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to and shall not release the Company from, any continuing obligations under this Warrant), and (b) the obligation to deliver to the Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 4, the Holder may be entitled to receive.

     4.3 NO DILUTION OR IMPAIRMENT. The Company shall not, by amendment of its Charter or through any consolidation, merger, reorganization, transfer of the assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) shall not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock upon exercise of this Warrant and issue fully paid and nonassessable shares of Common Stock upon conversion of the Warrant Shares received upon exercise of this Warrant, and (c) shall not take any action which results in the total number of shares of Preferred Stock issuable upon the exercise of this Warrant exceeding the total number of shares of Preferred Stock then authorized by the Company's Charter and available for the purpose of issue upon such exercise.

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5.      ADJUSTMENTS FOR STOCK DIVIDENDS AND STOCK SPLITS.

     In the event that the Company shall (i) issue additional shares of stock as a dividend or other distribution on outstanding Preferred Stock or (ii) subdivide or combine its outstanding shares of Preferred Stock, then, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Purchase Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Preferred Stock, the number of shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Purchase Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be, provided however, that there shall be no decrease in the Purchase Price pursuant to this Section 5 if such decrease would cause the Purchase Price to be equal to an amount that is less than the par value of the Preferred Stock.

6.   INVESTMENT REPRESENTATIONS.

     6.1 ACCREDITED INVESTOR. Holder is an "accredited investor" as such term is defined under Regulation D of the Act.

     6.2 INVESTMENT PURPOSE. This Warrant and the right to purchase shares of Preferred Stock upon the exercise thereof, are being acquired for investment purposes only and not with a view towards, or for sale in connection with, the distribution thereof, and Holder has no present intention of distributing or selling the same except pursuant to an applicable registration or exemption under the Act.

7.   NO VOTING RIGHTS.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

8.   TERMINATION OF WARRANT.

     Holder's right to exercise this Warrant shall expire upon the earlier of
(i) 5:00 p.m., Eastern Time, on [______________ __], 200[__FIVE YEARS FROM
ISSUANCE], or (ii) immediately prior to the declaration by the Securities and Exchange Commission of the effectiveness of a registration statement relating to the Company's Qualified Initial Public Offering (the "Expiration Date"). For purposes of the foregoing sentence, a "Qualified Initial Public Offering" is an underwritten public offering of the Common Stock with a per share offering price equal to or greater than [*****] (subject to adjustment for stock splits, stock dividends and the like), which results in aggregate net

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proceeds to the Company of at least [*****] and a pre-money valuation of the
Company of at least [*****].

9.   MISCELLANEOUS.

     9.1 TRANSFER OF WARRANT. Subject to Holder's compliance with applicable Federal and state securities laws, this Warrant may be transferred by Holder in whole or in part. Upon surrender of this Warrant for transfer, properly endorsed, to the Company, the Company at its expense will issue and deliver a new Warrant or Warrants of the same denomination and terms, in the name of Holder's transferee(s).

     9.2 REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor; provided, however, if any Warrant is lost, stolen or destroyed, the affidavit of an officer of Holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnity bond or other security shall be required as a condition to the execution and delivery by the Company of a new Warrant in replacement of such lost, stolen or destroyed Warrant.

     9.3 REMEDIES. The Company stipulates that the remedies at law of Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     9.4 NOTICES. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission (with a copy by mail) or sent by certified, registered or express mail (including Federal Express or other established overnight delivery service), postage prepaid, as follows:

     to the Company:                  Merrimack Pharmaceuticals, Inc.
                                      101 Binney Street
                                      Cambridge, Massachusetts 02142
                                      Attention: Robert Mulroy, President & CEO
                                      Fax:   (617) 354-8391

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     with a copy to:                  Testa, Hurwitz & Thibeault, LLP
                                      125 High Street
                                      Boston, MA 02110
                                      Attention: Lawrence S. Wittenberg, Esq.
                                      Fax:      (617) 248-7100

     to Holder:                       [Insert name and address]

     with a copy to:                  [insert any person to receive a copy]

The Parties may from time to time amend the above addresses and names by written notice given the other Party.

     9.5 SIGNIFICANCE OF CAPTIONS. The captions of the Articles, Sections and subsections of this Warrant are for convenience of reference only and shall not affect the meaning or interpretation of any of the provisions hereof.

     9.6 BENEFIT AND BINDING EFFECT. This Warrant shall inure to the benefit of the respective personal representatives, successors and assigns of the Parties hereto.

     9.7 GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

     9.8 RESERVATION OF STOCK. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, the number of shares of Preferred Stock, from time to time issuable upon exercise of this Warrant and the total number of shares of Common Stock which may be issued upon the conversion of the Warrant Shares, at any time outstanding. All shares of Preferred Stock issuable upon exercise of this Warrant and all shares of Common Stock issuable upon conversion of the Warrant Shares shall be duly authorized and, when issued upon such exercise or conversion, as appropriate, shall be validly issued and, in the case of shares, fully paid and nonassessable. All Warrant Certificates surrendered upon the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of shares of stock which have been issued upon the exercise of such Warrants. Subsequent to the Expiration Date, no shares of Preferred Stock and Common Stock need to be reserved in respect of any unexercised Warrant.

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     9.9  ENTIRE AGREEMENT.  This Warrant  represents the entire agreement of the Parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings.


     IN WITNESS WHEREOF, the Parties have executed this Warrant under seal as of the day and year first written above.


                                                      MERRIMACK PHARMACEUTICALS,
                                                      INC.


                                                      By:
                                                         -----------------------
                                                      Name:
                                                           ---------------------
                                                      Title:
                                                             -------------------


                                                      GTC BIOTHERAPEUTICS, INC.


                                                      By:
                                                         -----------------------
                                                      Name:
                                                           ---------------------
                                                      Title:
                                                            --------------------

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                                                                              57

                                                                    APPENDIX III

             CHARACTERIZATION AND RELEASE ASSAYS FOR CLARIFIED MILK

ASSAYS* (rHAFP IN CLARIFIED MILK)

          1)   [*****] for recovering microorganisms

          2)   [*****] assay for detection of Bacterial Endotoxin

          3)   Concentration Assay

          4) Assays for detection of adventitious viruses using three indicator cell lines: [*****]

          [*****]

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                                                                     APPENDIX IV

                             PURIFICATION AGREEMENT

I.   ACTIVITIES

     1)   MERRIMACK AND GTC AGREE AS FOLLOWS:

          a. GTC and Merrimack will collaborate on defining appropriate purification processes for rhAFP produced in the milk of transgenic goats and clarified by [*****]. The assumption for the purposes of this Agreement is that a [*****] purification process for rhAFP from clarified milk will be used;

          b. GTC will develop in collaboration with Merrimack appropriate assays to support purification process development, Purified Bulk release, and stability monitoring;

          c. GTC will apply the purification process to purify rhAFP from clarified milk from hormonal induction and natural lactation for pre-clinical and early stage human clinical studies by Merrimack; and

          d. GTC will perform stability studies on Purified Bulk and the finished Drug Product as agreed by both parties.

     2)   GTC WILL PERFORM THE FOLLOWING ACTIVITIES:

          a. GTC will, in collaboration with Merrimack, optimize and define a bench scale process for the purification of rhAFP from clarified milk (starting material) produced by hormonal induction of the F0 female Founder Goats [*****];

          b. GTC will develop a bench scale process for the purification of rhAFP from clarified milk (starting material) produced from natural lactation of the Founder Goats and the Transgenic Goats generated by [*****];

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          c.   GTC will purchase, calibrate and qualify purification equipment;
               purchase and release raw materials and shall generate documentation sufficient to support manufacturing rhAFP for early stage human clinical studies by Merrimack.. GTC will devise a plan for process scale up including: calibrating equipment, optimizing the purification process and generating the process documentation for early stage human clinical studies by Merrimack;

          e. GTC, in collaboration with Merrimack, will optimize and qualify appropriate assays to support purification process development, stability studies and the release of Purified Bulk;

          f. GTC will perform and/or manage a preliminary [*****] study that will include a study on the [*****];

          g. GTC shall perform and/or manage a [*****] study for [*****], to be determined by the Parties;

          h. GTC, in collaboration with Merrimack, will perform [*****] studies for monitoring Purified Bulk and Finished Drug Product produced by[*****];

          i. GTC will process [*****] in clarified milk from hormonal induction lactation for pre-clinical studies by Merrimack[*****];

          j. GTC will process [*****] in clarified milk from hormonal induction and natural lactation using [*****], intended for early stage human clinical studies by Merrimack [*****];

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          k.   GTC will process [*****] in clarified milk from natural lactation using[*****], intended for pre-clinical studies by Merrimack[*****];

          l. GTC will process the next [*****] in clarified milk from natural lactation using [*****], intended for early stage human clinical studies by Merrimack[*****];

          n. GTC will process the next [*****] in clarified milk from natural lactation using [*****], intended for early stage human clinical studies by Merrimack [*****]; The first of these runs may be classified as an "Engineering Run" depending on purification results);

          o. As part of the Stage 2 agreement, Merrimack and GTC will negotiate in good faith regarding terms for the purification of the next [*****] of AFP in clarified milk produced in Stage 2

          p. GTC, in collaboration with Merrimack, will set product specifications and perform lot release testing, specifically not including a potency assay; and

          q. GTC shall provide a deliverables list including development reports, quantities of purified bulk material, and viral clearance reports.

II.  COMPENSATION FOR PURIFICATION ACTIVITIES PERFORMED

     1)   MERRIMACK AGREES TO COMPENSATE GTC THROUGH THE PURIFICATION PROGRAM AS
          FOLLOWS:

          a. $150,000 upon execution of this Initial Collaboration Agreement as payment towards the following activities [This was paid on[*****].

                    i) [*****] project management fees upon processing of [*****] rhAFP in clarified milk (line C in Appendix
                         VI);

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                    ii)  [*****] to develop/optimize [*****] (line I in Appendix
                         VI); and,

                    iii) [*****] to develop/optimize analytical methods as
                         described in Appendix V (line E in Appendix VI).

          b.   $100,000 prior to January 31, 2003 as further payment towards i),
               ii) and iii) above [This was paid on[*****];

          c. $200,000 upon completion of processing of [*****] of rhAFP or by April 30,2003 whichever is earlier as further payment towards i) above and as payment towards the following activities [This was paid on [*****];

                    i) [*****] to conduct a preliminary viral clearance study (nanofiltration) for [*****] (line L in Appendix VI);

                    ii) [*****] to process clarified milk containing [*****] rhAFP intended for pre-clinical studies by Merrimack. (line K in Appendix VI);

                    iii) [*****] to transfer the process to the GTC pilot
                         purification facility (line M in Appendix VI);

                    iv) [*****] to process clarified milk containing [*****] intended for early stage human clinical studies by Merrimack [*****] (line O in Appendix VI);

                    v) [*****] toward utilization of pilot scale purification equipment [*****] (line Q in Appendix VI); and,

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                    vi)  [*****] to conduct product stability studies (line G in
                         Appendix VI).

          d. [*****] by July 31, 2003 or within [*****] business days of Merrimack closing new Series C venture capital financing whichever is earlier as payment towards [*****] above.

          e. [*****] by September 30, 2003 or within five (5) business days of Merrimack closing new [*****] venture capital financing whichever is earlier as payment towards [*****] above.

          f. [*****] project management fees payable over six (6) consecutive quarters for clarification and purification activities (line T in Appendix VI).

          g. [*****] upon written notification by GTC to Merrimack of the completion of the development of [*****] (line W in Appendix VI);

          h. [*****] upon written notification by GTC to Merrimack of the completion of qualification and transfer of analytical methods to support clinical manufacturing and release of Purified Bulk (line U in Appendix VI);

          i. Cost for conducting viral clearance study for [*****] to be determined (line X in Appendix VI);

          j. [*****] upon the initiation of the utilization of purification equipment for [*****]. (line R in Appendix VI);

          k. [*****] upon initiation of the procurement of columns and resins for [*****] (line MM in Appendix VI);

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          l.   [*****] upon written notification by GTC to Merrimack of the completion of the transfer of [*****], to GTC pilot purification facility (line Y in Appendix VI);

          m. [*****] upon the initiation of the utilization of purification equipment for [*****] (line NN in Appendix VI);

          n. [*****] upon written notification by GTC to Merrimack of the completion of the transfer of [*****], to GTC pilot purification facility (line AA in Appendix VI);

          o. [*****] upon written notification by GTC to Merrimack of the completion of processing clarified milk containing [*****] rhAFP intended for preclinical studies by Merrimack [*****] (line FF in Appendix VI);

          p. [*****] to process [*****] rhAFP, payable quarterly on a per batch basis, intended for early stage human clinical studies by Merrimack [*****] (line HH in Appendix VI);

          r. [*****] to process [*****] rhAFP, payable quarterly on a per batch basis, intended for early stage human clinical studies by Merrimack [*****] (line JJ in Appendix VI);

          s. As part of the Stage 2 agreement, Merrimack and GTC will negotiate in good faith regarding terms for the purification of the next [*****] of AFP in clarified milk produced in Stage 2

          t. [*****] to conduct stability studies on Purified Bulk and Finished Drug Product produced by [*****], payable over 6 consecutive quarters (line V in Appendix VI).

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III. TIMING

     The estimated timing of the purification program is provided below and is regarded by GTC as the most likely for this project. The key approximate time points are as follows:

          [*****] defined                                   [*****]

          Analytical methods developed                      [*****]

          Manufacturing to produce rhAFP for                [*****]
          [*****] rhAFP in clarified milk processed at [*****]

          [*****] transferred to Pilot facility             [*****]

          Preliminary viral clearance study for             [*****]
          [*****] completed

          Manufacturing to produce rhAFP                    [*****]
          for early stage clinical trials
          ([*****] in clarified milk processed
          at[*****])

          [*****] defined                                   [*****]

          [*****]transferred                                [*****]

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          to pilot facility

          Manufacturing to produce rhAFP for animal         [*****]
          toxicology studies ([*****] rhAFP in clarified milk processed at [*****])

          Manufacturing to produce rhAFP for early stage    [*****]
          clinical trials ([*****] rhAFP in clarified milk processed at[*****])

          [*****]transferred                                [*****]
          to pilot facility

          Manufacturing to produce rhAFP for early stage    [*****]
          clinical trials ([*****] )

          Stability studies                                 [*****]

IV.  EXCLUSIONS

     Specifically not included in the services to be provided by GTC in this Agreement are the following procedural elements:

     1)   Finished Drug Product lot release.

     2)   Formulation development.

     3) Clinical and regulatory support. Costs associated with QA/regulatory activities to support regulatory submissions for transgenically-produced rhAFP shall be determined by the Parties. These costs will be based on hourly FTE (fully burdened) rates on a per task basis to be agreed between the Parties.

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                                                                      APPENDIX V

CHARACTERIZATION AND RELEASE ASSAYS FOR rHAFP* (PURIFIED BULK rHAFP)

     1)   Quality
               [*****]
     2)   Potency
               [*****]
     3)   Purity
               [*****]
     4)   Identity
               [*****]

*Note: Specifications for each test to be discussed and agreed upon by both parties. AFP must meet requirements for use in clinical trials.

^ To be done by third party contract lab.

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                                                                     APPENDIX VI

[*****]
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